UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21418

Ancora Trust

(Exact Name of Registrant as Specified in Charter)

6060 Parkland Boulevard, Suite 200

Cleveland, Ohio 44124

(Address of Principal Executive Offices)

Bradley Zucker

c/o Ancora Trust

6060 Parkland Boulevard, Suite 200

Cleveland, Ohio 44124

 (Name and Address of Agent for Service)

Copy to:

Michael J. Meaney, Esq.

McDonald Hopkins Co., LPA

600 Superior Ave., E., Suite 2100

Cleveland, Ohio 44114

Registrant's telephone number, including area code: (216) 825-4000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANCORA®

Funds

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds. Instead, the reports will be made available on www.ancora.net, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have previously elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by calling the Funds at 1.866.626.2672, making a request to such effect and following the instructions provided.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling the Funds at 1.866.626.2672. Your election to receive reports in paper will apply to all funds held with Ancora Trust.

12/31/2018

ANNUAL REPORT

INTRODUCTION

TABLE OF CONTENTS

INTRODUCTION INCLUDING SHAREHOLDER LETTER……….………....…..….1

ANCORA INCOME FUND……….……………………………………………………….……..4

ANCORA/THELEN SMALL-MID CAP FUND…………….……………………….….....8

ANCORA MICROCAP FUND…………….………….….……..……………………….…….14

ANCORA SPECIAL OPPORTUNITY FUND….……….…………….……………….….20

FINANCIAL REVIEW…..………………………………………...............................………..26

FUND EXPENSES………………………………..……………………………….….…....…….53

TRUSTEES & OFFICERS …………………………………..………….….…........................55

PRIVACY POLICY ……………………………………………………………………………….56

1-866-6-ANCORA

Please feel free to dial our toll-free number to speak directly to a knowledgeable representative who can answer any questions or assist you with any issues concerning your account.

www.ancorafunds.com

This report and the financial statements contained herein are provided for the general information of the shareholders of the Ancora Funds. Investors should carefully consider before investing each Fund’s investment objective, risks and expenses. For a prospectus, which contains that information and more information about each Fund, please call 866-626-2672 or visit our website at www.ancorafunds.com. Please read it carefully before you invest or send money.

INTRODUCTION

LETTER TO SHAREHOLDERS

Dear Shareholders:

Thank you for choosing the Ancora Family of Mutual Funds. We have built the Ancora Funds to capitalize on the evolving opportunities in the investment landscape. Our management style centers on building long-term success for the investors of our Funds. While no mutual fund can guarantee performance, the Ancora Funds promise that our investment decisions will be based upon dedicated research and careful execution.

ANCORA INCOME FUND

In 2018, the Ancora Income Fund Class I produced a total return of negative 3.4%, compared to the 0.01% generated by the Barclays Aggregate Bond Index of Investment Grade Bonds. Over the past 10 years, the Income Fund returned 7.3% compounded annually, which was more than double the return of the same Index.

Through 2018, the manager has constantly and systematically repositioned the Fund’s portfolio to reduce interest rate risk. At year-end, the portfolio had an average maturity and duration of less than 4. This strategy has reduced the risk of rising interest rates negatively impacting the prices of longer-term bonds and will continue to do so in 2019. For 2018, that perceived risk did not materialize as long-term interest rates held steady. While this strategy reduced risk it negatively impacted the total return.

With the possibility of an economic recession in the next several years, credit quality is becoming increasingly important. At year end the Fund’s portfolio consisted of more than 80% investment grade securities, almost all of which were issued by U.S. based companies.

ANCORA/THELEN SMALL-MID CAP FUND

For 2018, the Ancora/Thelen Small-Mid Cap Fund Class I and Class S shares declined 12.7% and 12.5%, trailing the Russell 2500 Index’s decline of 10.0%. The underperformance was due primarily to two factors.  The first is the very large underperformance of low valuation stocks versus their more expensive counterparts.  Secondarily, and somewhat related, was the extraordinarily weak relative performance of equity spinoffs, which make up a large percentage of the portfolio. The good news is that both lower P/E stocks and equity spinoffs tend to perform well in the long run.  Periods of underperformance, albeit painful, tend to be temporary and have been buying opportunities.

From a sector perspective, the largest relative contributors to performance were health care, energy and sector allocation. The health care sector was our top contributor with outperformance paced by BioTelemetry, Inc. and Bioverativ, Inc.   Our energy sector holdings outperformed as our holdings were mostly coal related where prices were much stronger than oil.

Worst performing sectors, on a relative basis, were technology and, to a much lesser extent, consumer discretionary. The technology sector was particularly hurt by the underperformance of spinoffs with Conduent, Inc., Perspecta, Inc., Versum Materials, Inc. and Leidos Holdings, Inc. all declining much more than the overall sector. Consumer

INTRODUCTION

LETTER TO SHAREHOLDERS (CONTINUED)

discretionary was the only other sector with negative relative stock selection primarily due to weakness in the consumer services industry.

The eventual normalization of the performance of value stocks and spinoff companies should provide a tailwind in 2019. As of the writing of this letter, we have begun to see some of the resurgence of small cap value stocks. Though still early, we are excited for 2019.

We will continue to apply our time-tested process of finding stocks that fit into our defined categories; special situations, underfollowed stocks, and franchise companies when the stocks are temporarily cheap. We continue to find opportunities in all three categories, particularly in corporate spinoffs. This focused strategy has worked well in a variety of economic and market environments. We are extremely mindful of our responsibility to create value for our investors and are committed to working very hard to earn and retain your trust.

ANCORA MICROCAP FUND

For 2018, the Ancora MicroCap Fund returned negative 22.4%, underperforming the Russell Microcap Index, which was down 13.1%. The vast majority of the underperformance was due to security selection. The portfolio had weak relative returns from holdings in the industrials, healthcare, communication services, and financials sectors.

Our top contributors for the year were Vaalco Energy,  up 110.9%; Richardson Electric, up 32.7%, and Clarus Corp, up 29.5%. Our top detractors from performance for the year were Digirad, down 76.0%; Evine Live, down 71.5%; and Invacare, down 74.4%.

Our sector allocation detracted from performance during the year, with our underweight to healthcare and overweight to energy being the largest detractors. Our overweight to consumer staples and overweight to technology and cash allocation were the largest contributors to performance. We ended the year with a much lower cash allocation due to the number of opportunities that were available to deploy capital at attractive returns in December as the market sold off significantly.

The fourth quarter was a rough quarter for returns across the equity markets. Sentiment shifted quickly from bullish to bearish as investors chose to focus on risks. The primary perceived risk was that the Federal Reserve was tightening monetary policy too far and too fast, with the combination of raising the Fed Funds rate and reducing the size of the balance sheet. This has resulted in a flattening yield curve which turned slightly inverted in the two-year to five-year portion of the curve. Inverted yield curves generally portend a weaker economy in the future. In addition, China trade policy with the threat of increased tariffs also weighed on sentiment.

We believe many of our holdings that had been weak early in the year were hit with indiscriminate tax loss selling late in the fourth quarter. We view much of this as irrational behavior, and we took the opportunity to add to many of our holdings at what we believe to be extremely attractive levels. As a result, our cash position is the lowest it has been in a number of years as we took advantage of these opportunities. We are

INTRODUCTION

LETTER TO SHAREHOLDERS (CONTINUED)

finding many more opportunities to deploy capital in attractively priced securities than we have seen in a long time. We will continue to diligently search for those attractive opportunities to deploy capital and to trim our existing positions where the risk reward becomes less favorable.

Our philosophy remains unchanged; we are focused on building a portfolio of companies that we believe are trading at a significant discount to their true value. We continue to screen for deeply undervalued stocks with great balance sheets, potential catalysts and positive signals from insiders. We will execute our philosophy with patience and discipline. Regardless of broad market valuation, we believe an inefficiently followed segment like microcap stocks can always provide fertile ground for new ideas that can outperform the market.

ANCORA SPECIAL OPPORTUNITY FUND

In 2018, the Ancora Special Opportunity Fund Class I shares declined by 10.7% compared to the Wilshire 5000 Index that declined 5.3%.

Longer term, for the 10 year period ending December 31, 2018, the Ancora Special Opportunity Fund Class I shares  have returned over 13.9% annually outpacing the 13.2% produced by the comparable index.

Ancora Special Opportunity is an All-Cap Fund with its greatest concentration of investments in the Small-Cap category. The Fund focuses on event driven investments, i.e. securities that the manager believes will increase in value based on a specific event at the Company or some re-organization affecting the share price. In 2018, Merck and Enphase Energy performed particularly well while Covia, Revolution Lighting, and Virtus Investment Partners Preferred were down more in value than the underlying index.

Richard A. Barone

Dan Thelen

Michael Santelli

Portfolio Manager

Portfolio Manager

Portfolio Manager

ANCORA INCOME FUND

INVESTMENT OBJECTIVE:

THE ANCORA INCOME FUND SEEKS TO PROVIDE INVESTORS A HIGH LEVEL OF CURRENT INCOME WITH A SECONDARY OBJECTIVE OF CAPITAL APPRECIATION.

PORTFOLIO MANAGER:

Richard A. Barone

Portfolio Manager, Ancora Advisors

_________________________

NET ASSETS:

$28.1 MILLION*

_________________________

INCEPTION DATE:

JANUARY 5, 2004

_________________________

TICKERS:

 CLASS I – AAIIX

________________________

MINIMUM INITIAL INVESTMENT:

 CLASS I – $5,000

* As of December 31, 2018

TOP HOLDINGS: DECEMBER 31, 2018 (d)
NAME	% OF NET ASSETS
GDL Fund 4.000% 03/26/25	5.40%
First American Funds Government Obligation Class Y	4.92%
BlackRock Credit Allocation Income Trust IV	4.78%
Western Asset/Claymore Inflation-Linked Opportunities	4.52%
Aberdeen Asia-Pacific Income Fund, Inc.	4.34%
MFS Intermediate Income Trust	4.31%
Intel Corp. Note 2.350% 05/11/22	3.48%
Apple Inc. 2.400% 05/3/23	3.44%
Braemar Hotels & Resorts, Inc. 5.500% 06/11/20 @25.00	3.05%
MVC Capital, Inc. 6.250% 11/30/22	2.67%

SECTOR DIVERSIFICATION: DECEMBER 31, 2018 (d)
NAME	% OF TOTAL INVESTMENTS
Investment Companies	39.14%
Corporate Bonds	35.85%
REIT Senior Securities	14.50%
Traditional Preferred	5.49%
Money Market Funds	5.02%

TOTAL RETURNS: DECEMBER 31, 2018 (d)
	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS	SINCE INCEP (a)
ANCORA INCOME FUND - I.(b)	-3.40%	3.20%	4.88%	7.27%	4.74%
BLOOMBERG BARCLAY’S AGG. BOND INDEX(c)	0.01%	2.05%	2.52%	3.48%	3.90%

a)

Inception data reflects the annualized return since 1/05/04.

b)

Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.

c)

The Bloomberg Barclay’s Aggregate Bond Index is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index.

d)

Data is unaudited.

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-866-626-2672.

ANCORA INCOME FUND

PERFORMANCE ILLUSTRATION (UNAUDITED)

Growth of a $10,000 Investment

Ancora Income Fund - Class I
Bloomberg Barclay Agg. Bond Index
2,275
2,075
1,875
1,675
1,475
1,275
1,075
875
in $1,000's
Incep *
Jun-04
Dec-04
Jun-05
Dec-05
Jun-06
Dec-06
Jun-07
Dec-07
Jun-08
Dec-08
Jun-09
Dec-09
Jun-10
Dec-10
Jun-11
Dec-11
Jun-12
Dec-12
Jun-13
Dec-13
Jun-14
Dec-14
Jun-15
Dec-15
Jun-16
Dec-16
Jun-17
Dec-17
Jun-18
Dec-18

* Inception: 1/5/04

The chart above assumes an initial investment of $10,000 made on January 5, 2004 (commencement of Fund operations) and held through December 31, 2018. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown assume the reinvestment of all distributions and do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Past performance is no guarantee of future results. Performance is unaudited.

ANCORA INCOME FUND

SCHEDULE OF INVESTMENTS as of December 31, 2018

	Shares	Value
Corporate Bond Trust Certificates - 28.20%

Trust Certificates - 28.20%
Apollo Global Mgmt LLC Pfd Series 6.375%	26,000	$ 585,000
AT&T Inc. 5.625% Pfd	10,000	231,900
Capital Southwest Corp. 5.950% 12/15/22	19,100	474,635
Capital aFin Corp. Convertible Nt 05/31/22	22,000	523,160
Eagle Point Credit Company, Inc. 7.750% 06/30/22	25,271	640,367
Great Elm Capital Corp. 6.500% 09/18/22	20,400	502,860
KKR Financial Holdings 6.750% 12/31/49	20,000	517,200
Landmark Infrastructure Partner 7.000% Perpetual	33,000	678,975
Legg Mason, Inc. 6.375% 03/15/56	20,000	481,200
MVC Capital, Inc. 6.250% 11/30/22	30,000	750,000
PennyMac Mortgage Investment Trust	15,000	351,566
Prospect Capital Corp. 6.250% 06/15/18	10,000	228,600
QTS Realty Trust, Inc. 6.500% Perpetual	7,000	659,960
Saratoga Invt Corp. 6.750% 12/30/23 Pfd	23,000	580,462
Stellus Capital Investment Corp. 5.750% 09/15/22	14,000	340,900
TriplePoint Venture Growth BDC Corp. 5.750% 7/15/22	15,000	373,800
		7,920,585

TOTAL CORPORATE BOND TRUST CERTIFICATES (Cost $8,264,533)		7,920,585

Corporate Bonds - 6.92%

Direct Debt - 6.92%
Apple Inc. 2.400% 05/3/23	1,000,000	966,931
Intel Corp. 2.350% 05/11/22	1,000,000	977,997
		1,944,928

TOTAL CORPORATE BONDS (Cost $2,004,150)		1,944,928

Investment Companies - 38.34%

Closed-End Income Funds - 23.18%
Aberdeen Asia-Pacific Income Fund, Inc.	315,000	1,219,050
BlackRock Credit Allocation Income Trust IV	120,000	1,341,600
BlackRock Florida Municipal 2020 Term Trust	10,000	140,400
MFS Intermediate Income Trust	330,000	1,211,100
PIMCO 1-5 Year US TIPS ETF	12,000	610,080
Western Asset/Claymore Inflation Linked Sec, Inc. Fund	68,000	720,120
Western Asset/Claymore Inflation-Linked Opportunities	125,000	1,268,750
		6,511,100

See accompanying notes which are an integral part of the financial statements.

ANCORA INCOME FUND

SCHEDULE OF INVESTMENTS as of December 31, 2018 (CONTINUED)

	Shares	Value
Closed-End Funds, Senior Securities - 15.17%
AllianzGI Convertible & Income 5.500% Perp A	18,000	$ 412,560
Gabelli Dividend & Income Trust Preferred A	15,500	393,870
Gabelli Dividend & Income Trust Preferred D	14,000	354,595
Gabelli Global Small and Mid Cap Value Trust 5.450% 12/31/49	12,500	304,375
Gabelli Utility Trust 5.375% 12/31/49	25,000	604,495
GDL Fund 4.000% 03/26/25	30,000	1,516,500
Special Opportunities Fund, Inc. Convertible 3.500% 12/31/49	27,000	673,515
		4,259,910

TOTAL INVESTMENT COMPANIES (Cost $11,229,721)		10,771,010

Traditional Preferred - 5.38%
Capital One Financial Corp. Dep. Pfd. Series F 6.200%	11,000	277,970
Citigroup, Inc. 6.300% 12/31/49 Pfd	5,000	127,500
Oaktree Capital Group 6.550% Series B Preferred	32,000	726,400
Virtus Investment Partners Inc. 7.250% 02/01/20	5,000	379,450
		1,511,320

TOTAL TRADITIONAL PREFERRED (Cost $1,653,555)		1,511,320

REIT Senior Securities - 14.21%
Braemar Hotels & Resorts, Inc. 5.500% 06/11/20 @25.00	50,000	857,750
Colony Northstar 7.125%	16,500	304,590
Digital Realty Trust, Inc. Preferred Series G	10,000	234,800
EPR Properties 5.750% Perp	17,500	365,750
Great Ajax Corp. 7.250% 04/30/24	16,000	381,440
Pebblebrook Hotel Tr Pfd Ser C 6.500%	10,000	235,150
Summit Hotel Properties, Inc. 6.450% 12/31/49	30,000	648,000
UMH Properties, Inc. 6.375% Perp Pfd	16,200	362,880
Wells Fargo REIT 6.375% Series A 12/31/49 Pfd	24,000	601,200
		3,991,560

TOTAL REIT SENIOR SECURITIES (Cost $4,198,354)		3,991,560

Money Market Funds - 4.92%
First American Funds Government Obligation Class Y 0.89% (a)	1,382,984	1,382,984
		1,382,984

TOTAL MONEY MARKET FUNDS (Cost $1,382,984)		1,382,984

TOTAL INVESTMENTS (Cost $28,733,297) 97.99%		27,522,387

Other Assets In Excess of Liabilities - 2.01%		565,933

TOTAL NET ASSETS - 100.00%		$28,088,320

(a) The yield rate shown represents the 7 day yield at December 31, 2018.

See accompanying notes which are an integral part of the financial statements.

ANCORA /THELEN SMALL-MID CAP FUND

 INVESTMENT OBJECTIVE:

THE ANCORA/THELEN SMALL-MID CAP FUND SEEKS TO OBTAIN CAPITAL APPRECIATION.

PORTFOLIO MANAGER:

Dan Thelen

Managing Director - Small/Mid Cap Equities, Ancora Advisors

_________________________

NET ASSETS:

$107.6 MILLION*

_________________________

INCEPTION DATE:

JANUARY 2, 2013

_________________________

TICKERS:

 CLASS I – AATIX

CLASS S - AATSX

________________________

MINIMUM INITIAL INVESTMENT:

 CLASS I – $5,000

CLASS S – $1,500,000

* As of  December 31, 2018

TOP HOLDINGS: DECEMBER 31, 2018 (d)
NAME	% OF NET ASSETS
First American Funds Government Obligation Class Y	4.96%
Park Hotels & Resorts, Inc. Common	3.60%
Voya Financial, Inc.	2.86%
Wyndham Hotels & Resorts, Inc.	2.83%
Vistra Energy Corp.	2.70%
GCI Liberty, Inc. Class A	2.70%
Platform Specialty Products Corp.	2.66%
Cannae Holdings, Inc.	2.50%
Kearny Financial Corp.	2.47%
SPX Corporation Common Stock	2.46%

SECTOR DIVERSIFICATION: DECEMBER 31, 2018 (d)
NAME	% OF TOTAL INVESTMENTS
Consumer Discretionary	16.19%
Financials	12.72%
Industrials	10.63%
Information Technology	10.27%
Communication Services	9.45%
REIT	8.33%
Health Care	7.66%
Consumer Staples	5.67%
Materials	5.52%
Money Market Funds	4.92%
Utilities	4.78%
Energy	3.86%

TOTAL RETURNS: DECEMBER 31, 2018 (d)
	ONE YEAR	THREE YEARS	FIVE YEARS	SINCE INCEP(a)
ANCORA/THELEN SMALL-MID CAP FUND – I (b)	-12.69%	6.61%	3.15%	7.76%
ANCORA/THELEN SMALL-MID CAP FUND – S (b)	-12.53%	6.91%	N/A	2.15%
RUSSELL 2500 INDEX (c)	-10.00%	7.32%	5.15%	9.86%

a)

Inception data reflects the total return since 01/02/13 for Class I, and Russell 2500 Index and 06/19/2015 for Class S.

b)

Return figures reflect any change in price per share and assume the reinvestment of all distributions.

c)

The Russell 2500 Index, an unmanaged index, consists of 2500 stocks chosen for market size, liquidity, and industry group representation. It is market-value weighted (stock price times number of shares outstanding), with each stock’s weighting in the Index proportionate to its market value and not available for purchase. If you were to purchase the securities that make up this Index, your returns would be lower once fees and/or commissions are deducted.

d)

Data is unaudited.

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-866-626-2672.

ANCORA /THELEN SMALL-MID CAP FUND

PERFORMANCE ILLUSTRATION (UNAUDITED)

Growth of a $1,000,000 Investment
Ancora\Thelen Small-Mid Cap Fund- Class I
Russell 2500
in $1,000's
2,400
2,200
2,000
1,800
1,600
1,400
1,200
1,000
Incep *
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18

* Inception: 1/2/13

The chart above assumes an initial investment of $1,000,000 made on January 2, 2013 (commencement of Fund operations) and held through December 31, 2018. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown assume the reinvestment of all distributions and do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Past performance is no guarantee of future results. Performance is unaudited.

ANCORA /THELEN SMALL-MID CAP FUND

SCHEDULE OF INVESTMENTS as of December 31, 2018

	Shares	Value
Common Stocks - 95.69%

Aerospace & Defense - 0.85%
BWX Technologies, Inc. (a)	24,055	$ 919,623
		919,623
Building Products - 3.32%
Armstrong Flooring, Inc. Common (a)	53,338	631,522
Masco Corp. (a)	34,010	994,453
Resideo Technologies, Inc.	94,515	1,942,283
		3,568,258
Capital Markets - 1.07%
Greenhill & Co., Inc. (a)	47,310	1,154,364
		1,154,364
Chemicals - 5.06%
GCP Applied Technologies, Inc.	39,138	960,838
Platform Specialty Products Corp.	277,110	2,862,546
Rayonier Advanced Materials, Inc. (a)	151,862	1,617,330
		5,440,714
Commercial Services & Supplies - 1.12%
ACCO Brands Corp. (a)	125,493	850,843
Kimball International, Inc. (a)	25,150	356,878
		1,207,721
Communications Equipment - 2.59%
Avaya Holdings Corp. (a)	127,320	1,853,779
TESSCO Technologies, Inc. (a)(c)	78,038	936,456
		2,790,235
Construction & Engineering - 0.76%
Arcosa, Inc.	29,342	812,480
		812,480
Consumer Finance - 1.63%
Ally Financial, Inc. (a)	77,194	1,749,216
		1,749,216
Diversified Consumer Serices - 0.36%
ServiceMaster Global Holdings, Inc.	10,610	389,811
		389,811
Diversified Financial Services - 5.36%
Cannae Holdings, Inc. (a)	156,917	2,686,419
Voya Financial, Inc. (a)	76,654	3,076,892
		5,763,311
Electrical Equipment - 1.5%
nVent Electric Plc.	72,000	1,617,120
		1,617,120
Electrical Equipment, Instruments & Comp - 0.87%
Kimball Electronics, Inc.	30,980	479,880
PCM, Inc.	25,620	451,168
		931,048

See accompanying notes which are an integral part of the financial statements.

ANCORA /THELEN SMALL-MID CAP FUND

SCHEDULE OF INVESTMENTS as of December 31, 2018 (CONTINUED)

	Shares	Value
Energy Equipment & Services-1.00%
KLX Energy Services Holdings, Inc.	45,957	$ 1,077,692
		1,077,692
Entertainment - 0.57%
Liberty Media Corp. Class C	20,120	617,684
		617,684
Food Products - 3.48%
Nomad Foods Ltd. (a)	113,212	1,892,905
TreeHouse Foods, Inc.	36,400	1,845,844
		3,738,749
Gas Utilities - 2.11%
ONE Gas, Inc. (a)	8,720	694,112
South Jersey Industries, Inc. (a)	56,639	1,574,564
		2,268,676
Health Care Equipment & Supplies - 2.40%
Utah Medical Products, Inc. (a)	10,394	863,533
Varex Imanging Corp. (a)	14,020	331,994
Varian Medical Systems, Inc. (a)	12,190	1,381,249
		2,576,776
Health Care Providers & Services - 4.22%
BioTelemetry, Inc. (a)	19,110	1,141,249
Corvel Corp. (a)	16,035	989,680
Henry Schein, Inc.	30,740	2,413,705
		4,544,634
Health Care Technology - 1.09%
Allscripts Healthcare Solutions, Inc. (a)	50,910	490,772
Simulations Plus, Inc. (a)	34,415	684,859
		1,175,631
Hotels, Restaurants & Leisure - 7.92%
Jack in the Box, Inc.	6,850	531,766
DineEquity, Inc. (a)	28,686	1,931,715
Eldorado Resorts, Inc.	39,339	1,424,465
J. Alexander's Holdings, Inc. Class A (a) (c)	102,388	842,653
Wyndham Destinations, Inc. (a)	20,680	741,171
Wyndham Hotels & Resorts, Inc.	67,080	3,043,419
		8,515,189
Household Durables - 1.37%
Hamilton Beach Brands Holding Company (a)	62,795	1,473,171
		1,473,171
Household Products - 1.68%
Energizer Holdings, Inc. (a)	40,015	1,806,677
		1,806,677
IT Services - 4.81%
Black Knight, Inc. (a)	31,132	1,402,808
Conduent, Inc. (a)	45,846	487,343
Leidos Holdings, Inc. (a)	30,086	1,586,134

See accompanying notes which are an integral part of the financial statements.

ANCORA /THELEN SMALL-MID CAP FUND

SCHEDULE OF INVESTMENTS as of December 31, 2018 (CONTINUED)

	Shares	Value
IT Services – (Continued)
Perspecta, Inc. (a)	90,100	$ 1,551,522
Startek	21,637	143,886
		5,171,693
Independent Power and Renewable - 2.70%
Vistra Energy Corp.	126,950	2,905,885
		2,905,885
Insurance - 0.59%
Brighthouse Financial, Inc.	20,920	637,642
		637,642
Internet & Catalog Retail - 5.38%
GCI Liberty, Inc. Class A	70,551	2,903,879
Qurate Retail, Inc.	132,213	2,580,798
Lands' End, Inc.	21,170	300,826
		5,785,503
Internet Software & Services - 1.08%
Cars.com, Inc.	47,547	1,022,261
Points International Ltd.	13,766	137,109
		1,159,370
Machinery - 3.07%
Pentair Plc. (a)	17,130	647,172
SPX Corp.	94,639	2,650,838
		3,298,010
Media - 5.28%
Liberty Braves Series C (a)	52,949	1,317,901
Liberty SiriusXM Series C (a)	54,380	2,010,972
Marchex, Inc. (a)	298,880	792,032
TRONC, Inc.	137,692	1,561,427
		5,682,332
Metals & Mining- 0.50%
SunCoke Energy, Inc.	62,973	538,419
		538,419
Oil, Gas & Consumable Fuels - 2.89%
Arch Coal, Inc. (a)	17,090	1,418,299
CONSOL Energy, Inc.	22,002	697,683
Midstates Petroleum Company, Inc. (a)	131,733	989,315
		3,105,297
Personal Products - 0.55%
Edgewell Personal Care Company	15,960	596,106
		596,106
Real Estate Investment Trusts - 8.39%
Cyrusone, Inc.	22,590	1,194,559
PotlatchDeltic Corp. (a)	17,320	548,005
Independence Realty Trust, Inc.	110,640	1,015,675
JBG SMITH Properties	38,440	1,338,096
Park Hotels & Resorts, Inc. Common	148,911	3,868,708
Sabra Healthcare REIT, Inc.	64,170	1,057,522
		9,022,565

See accompanying notes which are an integral part of the financial statements.

ANCORA /THELEN SMALL-MID CAP FUND

SCHEDULE OF INVESTMENTS as of December 31, 2018 (CONTINUED)

	Shares	Value
Semiconductors & Semiconductor Equipment - 2.07%
Versum Materials, Inc. (a)	80,403	$ 2,228,771
		2,228,771
Specialty Retail - 3.04%
Barnes & Noble Education, Inc. Class C	95,990	384,920
Citi Trends, Inc.	26,740	545,229
Guess, Inc. (a)	37,057	769,674
Kirkland's, Inc. (a)	101,910	971,202
The Buckle, Inc. (a)	31,115	601,764
		3,272,789
Textiles, Apparel, & Luxury Goods - 0.79%
Vera Bradley, Inc.	99,491	852,638
		852,638
Thrifts & Mortgage Finance - 4.15%
Columbia Financial, Inc.	117,727	1,800,046
Kearny Financial Corp. (a)	207,650	2,662,073
		4,462,119
Trading Companies & Distributors - 0.08%
Houston Wire & Cable Company	16,841	85,215
		85,215

TOTAL COMMON STOCKS (Cost $104,672,933)		102,943,134

Money Market Funds - 4.96%
First American Funds Government Obligation Class Y 0.89% (b)	5,330,604	5,330,604
		5,330,604

TOTAL MONEY MARKET FUNDS (Cost $5,330,604)		5,330,604

TOTAL INVESTMENTS (Cost $110,003,537) -100.65%		108,273,739

Liabilities In Excess of Other Assets - (0.65)%		(699,325)

TOTAL NET ASSETS - 100.00%		$107,574,414

(a) Non-Income producing.

(b) The yield rate shown represents the 7 day yield at December 31, 2018.

(c) Adviser owned more than 5% of the outstanding voting shares of the company during the year ended  December 31, 2018.

See accompanying notes which are an integral part of the financial statements.

ANCORA MICROCAP FUND

INVESTMENT OBJECTIVE:

THE ANCORA MICROCAP FUND SEEKS TO OBTAIN CAPITAL APPRECIATION.

PORTFOLIO MANAGER:

Michael Santelli

Managing Director – Microcap Equities, Ancora Advisors

_________________________

NET ASSETS:

$18.2 MILLION*

_________________________

INCEPTION DATE:

SEPTEMBER 2, 2008

_________________________

TICKERS:

CLASS I – ANCIX

________________________

MINIMUM INITIAL INVESTMENT:

CLASS I – $5,000

* As of  December 31, 2018

TOP HOLDINGS: DECEMBER 31, 2018 (d)
NAME	% OF NET ASSETS
Lakeland Industries, Inc.	2.89%
Richardson Electronics Ltd.	2.75%
MVC Capital, Inc.	2.51%
Amtech Systems, Inc.	2.26%
INTEVAC, Inc.	2.25%
Armstrong Flooring, Inc. Common	2.08%
Gulf Island Fabrication Inc.	2.04%
Pdl Biopharma, Inc.	1.98%
COWEN, Inc.	1.97%
Houston Wire & Cable Co.	1.93%

SECTOR DIVERSIFICATION: DECEMBER 31, 2018 (d)
NAME	% OF TOTAL INVESTMENTS
Industrials	23.53%
Information Technology	22.70%
Financials	15.44%
Consumer Discretionary	13.69%
Energy	8.96%
Materials	4.25%
Health Care	3.80%
Consumer Staples	3.47%
Communication Services	3.00%
Money Market Funds	1.16%

TOTAL RETURNS: DECEMBER 31, 2018 (d)
	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS	SINCE INCEP(a)
ANCORA MICROCAP FUND - I(b)	-22.37%	2.26%	2.58%	12.99%	7.24%
RUSSELL MICROCAP INDEX(c)	-13.08%	5.79%	3.08%	11.71%	6.97%

a)

Inception data reflects the annualized return since 09/02/08.

b)

Return figures reflect any change in price per share and assume the reinvestment of all distributions.

c)

The Russell Microcap Index measures the performance of the Microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the small-cap Russell 2000 Index based on a combination of their market cap and current index membership. If you were to purchase the securities that make up this index, your return would be lower once fees and/or commissions are deducted.

d)

Data is unaudited.

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-866-626-2672.

ANCORA MICROCAP FUND

PERFORMANCE ILLUSTRATION (UNAUDITED)

Growth of a $10,000 Investment

Ancora MicroCap Fund - Class I
Russell Microcap Index
3,000
2,500
2,000
1,500
1,000
500
in $1,000's
Incep *
Dec-08
Jun-09
Dec-09
Jun-10
Dec-10
Jun-11
Dec-11
Jun-12
Dec-12
Jun-13
Dec-13
Jun-14
Dec-14
Jun-15
Dec-15
Jun-16
Dec-16
Jun-17
Dec-17
Jun-18
Dec-18

* Inception: 9/2/08

The chart above assumes an initial investment of $10,000 made on September 2, 2008 (commencement of Fund operations) and held through December 31, 2018. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown assume the reinvestment of all distributions and do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Past performance is no guarantee of future results. Performance is unaudited.

ANCORA MICROCAP FUND

SCHEDULE OF INVESTMENTS as of December 31, 2018

	Shares	Value
Common Stocks - 97.94%

Aerospace & Defense - 2.72%
Arotech Corp.	122,524	$ 321,013
CPI Aerostructures, Inc.	27,258	173,633
		494,646
Auto Components - 1.67%
Shiloh Industries, Inc.	33,118	193,078
Unique Fabricating, Inc. (a)	26,228	110,682
		303,760
Banks - 3.69%
Banc of California, Inc. (a)	7,595	101,089
First Internet Bancorp (a)	14,773	301,960
Meridian Bank	7,298	125,307
MidSouth Bancorp, Inc. (a)	13,472	142,803
		671,159
Biotechnology - 1.98%
Pdl Biopharma, Inc.	124,325	360,543
		360,543
Building Products - 2.08%
Armstrong Flooring, Inc. Common	31,947	378,252
		378,252
Capital Markets - 5.94%
COWEN, Inc.	26,802	357,539
MVC Capital, Inc. (a)	55,466	455,376
180 Degree Capital Corp.	152,379	266,663
		1,079,578
Chemicals - 1.91%
Landec Corp.	29,285	346,734
		346,734
Commercial Services & Supplies - 3.59%
Civeo Corp.	166,926	238,704
HC2 Holdings, Inc.	67,610	178,490
Perma-Fix Environmental Services, Inc.	99,770	234,460
		651,654
Communications Equipment - 3.01%
Aviat Networks, Inc. (a)	25,892	343,069
Communications Systems, Inc. (a)	26,425	53,643
PCTEL, Inc.	35,024	150,253
		546,965
Construction & Engineering - 3.23%
Northwest Pipe Co.	7,887	183,688
Orion Group Holdings, Inc.	59,753	256,341
Sterling Construction Co., Inc.	13,480	146,797
		586,826
Distributors - 1.83%
VOXX International Corp. Class A (a)	83,760	331,690
		331,690

See accompanying notes which are an integral part of the financial statements.

ANCORA MICROCAP FUND

SCHEDULE OF INVESTMENTS as of December 31, 2018 (CONTINUED)

	Shares	Value
Diversified Financial Services - 3.08%
Pico Holdings, Inc. (a)	33,797	$ 308,905
TIPTREE, Inc. (a)	44,791	250,381
		559,286
Diversified Telecommunications - 1.16%
Alaska Communications Systems Group, Inc. (a)	145,785	209,930
		209,930
Electrical Equipment - 1.28%
Powell Industries, Inc. (a)	9,267	231,768
		231,768
Electronic Equipment, Instruments & Components - 6.63%
Iteris, Inc. (a)	21,626	80,665
Key Tronic Corp.	53,896	304,513
Mace Security International, Inc. (a)(d)(e)(f)	144,083	40,343
Maxwell Technologies, Inc.	78,737	162,986
Perceptron, Inc. (a)	14,409	117,433
Richardson Electronics Ltd.	57,402	498,823
		1,204,763
Electronic Equip., Instruments - 0.31%
Digital Ally, Inc.	20,856	55,894
		55,894
Energy Equipment & Services - 5.6%
CARBO Ceramics, Inc.	73,235	254,858
Dawson Geophysical Co. (a)	49,956	168,851
ERA Group, Inc.	5,738	50,150
Geospace Technologies Corp.	6,683	68,902
Gulf Island Fabrication, Inc.	51,220	369,809
Mitcham Industries, Inc.	41,188	105,441
		1,018,011
Food Products - 1.53%
Coffee Holding Company, Inc. (a)(f)	78,705	277,829
		277,829
Health Care Equipment & Supplies - 1.57%
Digirad Corp. (a)	258,443	147,313
Invacare Corp. (a)	31,901	137,174
		284,487
Health Care Providers & Services - 0.21%
Catalyst Semiconductor, Inc.	4,069	38,127
		38,127
Household Durables - 2.09%
Flexsteel Industries	3,811	84,147
Natuzzi SpA ADR (a)(c)	128,094	100,938
Nacco Industries, Inc.	1,642	55,664
CSS Industries, Inc.	15,512	139,142
		379,891
IT Services - 1.74%
Computer Task Group, Inc.	77,635	316,751
		316,751

See accompanying notes which are an integral part of the financial statements.

ANCORA MICROCAP FUND

SCHEDULE OF INVESTMENTS as of December 31, 2018 (CONTINUED)

	Shares	Value
Insurance - 3.11%
Blue Capital Reinsurance Holdings (a)	34,306	$ 188,683
Hallmark Financial Services, Inc.	16,370	174,995
United Insurance Holdings Corp. (a)	12,061	200,454
		564,132
Internet & Direct Marketing Retail - 0.95%
EVINE Live, Inc.	431,385	172,079
		172,079
Internet Software & Services - 3.15%
Autoweb, Inc. (a)	32,600	99,430
Realnetworks, Inc. (a)	109,265	252,402
Synacor, Inc.	149,472	221,219
		573,051
Leisure Products - 1.77%
Clarus Corp.	31,744	321,249
		321,249
Machinery - 4.36%
FreightCar America, Inc.	43,263	289,429
LB Foster Co. Class A	17,844	283,720
Perma Pipe Holdings, Inc.	9,516	83,265
STARRETT L S Co.	25,778	134,819
		791,233
Marine - 0.71%
Eagle Bulk Shipping, Inc.	27,942	128,813
		128,813
Media - 1.27%
Salem Communications Corp. (a)	110,315	230,558
		230,558
Metals & Mining- 4.21%
Ampco-Pittsburgh Corp.	18,791	58,252
Endeavour Silver Corp. (a)	103,316	222,130
Olympic Steel, Inc. (a)	15,738	224,581
Universal Stainless & Alloy Products, Inc. (a)	16,067	260,446
		765,409
Multiline Retail - 0.72%
Fred's, Inc. (a)	68,985	130,382
		130,382
Oil, Gas & Consumable Fuels - 2.97%
Adams Resources & Energy, Inc. (a)	5,649	218,673
Vaalco Energy, Inc. (a)	218,381	321,020
		539,693
Professional Services - 1.71%
Acacia Research Corp. (a)	104,259	310,692
		310,692

See accompanying notes which are an integral part of the financial statements.

ANCORA MICROCAP FUND

SCHEDULE OF INVESTMENTS as of December 31, 2018 (CONTINUED)

	Shares	Value
Semiconductors & Semiconductor Equipment - 4.03%
Amtech Systems, Inc. (a)	90,528	$ 410,092
Axcelis Technologies, Inc. (a)	3,047	54,236
AXT, Inc. (a)	61,720	268,482
		732,810
Software - 1.91%
Allot Communications Ltd. (a)	11,707	71,062
Telenav, Inc. (a)	68,070	276,364
		347,426
Specialty Retail - 1.38%
Christopher & Banks Corp.	111,166	51,714
TravelCenters of America LLC (a)	16,196	60,897
Tandy Leather Factory, Inc. (a)	24,386	138,513
		251,124
Technology Harware, Storage & Peripheral - 2.25%
INTEVAC, Inc.	78,003	407,956
		407,956
Textiles, Apparel & Luxury Goods - 3.47%
Lakeland Industries, Inc. (a)	50,221	524,307
Movado Group, Inc. (a)	3,325	105,137
		629,444
Thrifts & Mortgage Finance - 1.18%
Trustco Bank Corp. (a)	31,218	214,155
		214,155
Trading Companies & Distributors - 1.93%
Houston Wire & Cable Company	69,405	351,189
		351,189

TOTAL COMMON STOCKS (Cost $22,528,305)		17,789,939

Money Market Funds - 1.15%
First American Funds Government Obligation Class Y 0.89% (b)	208,165	208,165
		208,165

TOTAL MONEY MARKET FUNDS (Cost $208,165)		208,165

TOTAL INVESTMENTS (Cost $22,736,470) 99.09%		17,998,104

Other Assets In Excess of Liabilities - 0.91%		166,061

TOTAL NET ASSETS - 100.00%		$18,164,165

(a) Non-Income producing.

(b) The yield rate shown represents the 7 day yield at December 31, 2018.

(c) ADR - American Depository Receipt

(d) A Portfolio Manager of the Adviser serves on the Board of Directors of this company and may receive fees for service as Director.

(e) A former Portfolio Manager of this Fund, that currently acts as a consultant to the Adviser, serves on the Board of Directors for this company and may receive fees for service as Director.

(f) Adviser owned more than 5% of the outstanding voting shares of the company during the year ended December 31, 2018.

See accompanying notes which are an integral part of the financial statements.

ANCORA SPECIAL OPPORTUNITY FUND

INVESTMENT OBJECTIVE:

THE ANCORA SPECIAL OPPORTUNITY FUND SEEKS TO PROVIDE INVESTORS A HIGH TOTAL RETURN, BY INVESTING IN COMPANIES WITH THE POTENTIAL FOR SUPERIOR RETURNS.

PORTFOLIO MANAGER:

Richard A. Barone

Portfolio Manager, Ancora Advisors

_________________________

NET ASSETS:

$14.4 MILLION*

_________________________

INCEPTION DATE:

JANUARY 5, 2004

_________________________

TICKERS:

CLASS I – ANSIX

________________________

MINIMUM INITIAL INVESTMENT:

CLASS I – $5,000

* As of December 31, 2018

TOP HOLDINGS: DECEMBER 31, 2018 (d)
NAME	% OF NET ASSETS
First American Funds Government Obligation Class Y	5.32%
Mace Security International, Inc.	4.85%
Dividend and Income Fund	3.83%
Virtus Investment Partners, Inc. 7.250% 02/01/20	3.73%
Boulder Growth & Income Fund, Inc.	3.61%
Manning & Napier, Inc.	3.23%
Equus Total Return, Inc.	2.85%
Merck & Co., Inc.	2.65%
Newell Brands, Inc.	2.58%
Alpha Pro Tech Ltd.	2.57%

SECTOR DIVERSIFICATION: DECEMBER 31, 2018 (d)
NAME	% OF TOTAL INVESTMENTS
Financials	25.84%
Investment Companies	17.08%
Industrials	13.43%
Information Technology	13.14%
Consumer Discretionary	9.54%
Health Care	8.85%
Money Market Funds	5.27%
Materials	2.48%
Energy	2.34%
Consumer Staples	1.15%
Communication Services	0.88%

TOTAL RETURNS: DECEMBER 31, 2018 (d)
	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS	SINCE INCEP(a)
ANCORA SPECIAL OPPORTUNITY FUND - I(b)	-10.70%	6.23%	4.55%	13.86%	5.93%
WILSHIRE 5000 INDEX(c)	-5.27%	9.12%	8.07%	13.20%	7.93%

a)

Inception data reflects the annualized return since 01/05/04.

b)

Return figures reflect any change in price per share and assume the reinvestment of all distributions.

c)

The Wilshire 5000 Index measures the performance of all U.S. equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index. It is market-value weighted (stock price times number of shares outstanding), with each stock’s weighting in the Index proportionate to its market value and not available for purchase. If you were to purchase the securities that make up this index, your returns would be lower once fees and/or commissions are deducted.

d)

Data is unaudited.

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-866-626-2672.

ANCORA SPECIAL OPPORTUNITY FUND

PERFORMANCE ILLUSTRATION (UNAUDITED)

Growth of a $10,000 Investment
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
in $1,000's
Ancora Special Opportunity Fund - Class I
Wilshire 5000 Index
Incep *
Jun-04
Dec-04
Jun-05
Dec-05
Jun-06
Dec-06
Jun-07
Dec-07
Jun-08
Dec-08
Jun-09
Dec-09
Jun-10
Dec-10
Jun-11
Dec-11
Jun-12
Dec-12
Jun-13
Dec-13
Jun-14
Dec-14
Jun-15
Dec-15
Jun-16
Dec-16
Jun-17
Dec-17
Jun-18
Dec-18

* Inception: 1/5/04

The chart above assumes an initial investment of $10,000 made on January 5, 2004 (commencement of Fund operations) and held through December 31, 2017. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown assume the reinvestment of all distributions and do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Past performance is no guarantee of future results. Performance is unaudited.

ANCORA SPECIAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS as of December 31, 2018

	Shares	Value
Common Stocks - 71.85%

Aerospace & Defense - 1.76%
Kratos Defense & Security Solutions, Inc. (a)	18,000	$ 253,620
		253,620
Auto Components - 1.57%
Magna International, Inc. (a)	5,000	227,250
		227,250
Automobiles - 1.83%
Honda Motor Co. Ltd.	10,000	264,500
		264,500
Banks - 3.99%
Regions Financial Corp. (a)	20,000	267,600
Signature Bank	3,000	308,430
		576,030
Biotechnology - 2.22%
Celgene Corp.	5,000	320,450
		320,450
Building Products - 2.57%
Alpha Pro Tech Ltd. (a)	100,000	371,000
		371,000
Capital Markets - 10.33%
Capitala Finance Corp. (a)	35,000	250,950
Medallion Financial Corp.	70,000	328,300
Manning & Napier, Inc. (a)	265,000	466,400
MVC Capital, Inc. (a)	31,000	254,510
PennantPark Investment Corp.	30,000	191,100
		1,491,260
Chemicals - 2.51%
Platform Specialty Products Corp.	35,000	361,550
		361,550
Construction & Engineering - 2.37%
Granite Construction, Inc. (a)	8,500	342,380
		342,380
Diversified Financial Services - 1.78%
Lincoln National Corp. (a)	5,000	256,550
		256,550
Electrical Equipment - 5.31%
Associated Capital Group, Inc. (a)	10,000	352,300
Capstone Turbine Corp. (a)	150,000	89,805
Enphase Energy, Inc.	60,000	283,800
Revolution Lighting Technologies, Inc. (a)	100,000	40,400
		766,305
Electronic Equipment, Instruments & Components - 7.05%
Iteris, Inc. (a)	85,000	317,050
Mace Security International, Inc. (a)(c)(d)(f)	2,500,000	700,000
		1,017,050

See accompanying notes which are an integral part of the financial statements.

ANCORA SPECIAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS as of December 31, 2018 (CONTINUED)

	Shares	Value
Energy Equipment & Services-0.71%
Covia Holdings Corp. (a)	30,000	$ 102,600
		102,600
Food Products - 1.16%
Nomad Foods Ltd.	10,000	167,200
		167,200
Health Care Providers & Services - 1.91%
McKesson Corp. (a)	2,500	276,175
		276,175
Household Durables-2.58%
Newell Brands, Inc. (a)	20,000	371,800
		371,800
IT Services - 5.54%
Conduent, Inc.	20,000	212,600
First Data Corp.	20,000	338,200
Xerox Corp. (a)	10,000	197,600
Alithya Group, Inc. (e) (f)	21,453	50,415
		798,815
Insurance - 0.97%
Genworth Financial, Inc. (a)	30,000	139,800
		139,800
Machinery - 3.99%
Mueller Water Products (a)	28,000	254,800
Rexnord Corp.	14,000	321,300
		576,100
Media - 0.89%
Viacom, Inc. Class B (a)	5,000	128,500
		128,500
Miscellaneous – 0.00%
Contra Softbrands, Inc. (a)	40,000	-
		-
Oil, Gas & Consumable Fuels - 1.65%
Southwestern Energy Co.	70,000	238,700
		238,700
Pharmaceuticals - 4.80%
Merck & Co., Inc. (a)	5,000	382,050
Roche Holding Ltd.	10,000	310,800
		692,850
Specialty Retail - 2.57%
Office Depot, Inc. (a)	100,000	258,000
Bed Bath & Beyond, Inc.	10,000	113,200
		371,200
Technology Hardware, Storage, & Peripheral - 0.69%
Diebold Nixdorf, Inc.	40,000	99,600
		99,600

See accompanying notes which are an integral part of the financial statements.

ANCORA SPECIAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS as of December 31, 2018 (CONTINUED)

	Shares	Value
Textiles, Apparel & Luxury Goods - 1.09%
Lakeland Industries, Inc. (a)	15,000	$ 156,600
		156,600
TOTAL COMMON STOCKS (Cost $10,725,982)		10,367,885

Traditional Preferred - 3.73%
Virtus Investment Partners, Inc. 7.250% 02/01/20	7,100	538,819
		538,819

TOTAL TRADITIONAL PREFERRED (Cost $685,926)		538,819

Investment Companies - 20.1%
Boulder Growth & Income Fund, Inc.	50,000	521,500
Dividend and Income Fund	58,000	552,740
Equus Total Return, Inc.	210,000	411,600
Gabelli Global Deal Fund	37,800	346,625
The Gabelli Healthcare & Wellness Trust	30,000	277,500
Special Opportunities Fund, Inc.	26,000	307,840
RMR Real Estate Income Fund Co.	11,500	173,305
Technology Select Sector SPDR ETF	5,000	309,900
		2,901,010

TOTAL INVESTMENT COMPANIES (Cost $2,785,042)		2,901,010

Money Market Funds - 5.32%
First American Funds Government Obligation Class Y 0.89% (b)	767,960	767,960
		767,960

TOTAL MONEY MARKET FUNDS (Cost $767,960)		767,960

TOTAL INVESTMENTS (Cost $14,964,910) -101.00%		14,575,674

Liabilities In Excess of Other Assets - (1.00)%		(144,838)

TOTAL NET ASSETS - 100.00%		$14,430,836

(a) Non-Income producing.

(b) The yield rate shown represents the 7 day yield at December 31, 2018.

(c) The Portfolio Manager of this Fund serves on the Board of Directors for this company and may receive fees for serving as a Director.

(d) A former Portfolio Manager of the MicroCap Fund, that currently acts as a consultant to the Adviser, serves on the Board of Directors for this company and may receive fees for service as Director.

(e) The CEO of the Adviser serves on the Board of Directors for this company and may receive fees for serving as a Director.

(f) Adviser owed more than 5% of the outstanding voting shares of the company during the year ended December 31, 2018.

See accompanying notes which are an integral part of the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Ancora Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Ancora Trust, comprising Ancora Income Fund, Ancora/Thelen Small-Mid Cap Fund, Ancora MicroCap Fund, and Ancora Special Opportunity Fund (the “Funds”), as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the periods indicated in the period then ended, (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds, as of December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2004.

COHEN & COMPANY, LTD.

Cleveland, Ohio

February 28, 2019

FINANCIAL REVIEW

STATEMENTS OF ASSETS & LIABILITIES – As of December 31, 2018

				Ancora
	Ancora	Ancora/Thelen	Ancora	Special
	Income	Small-Mid Cap	MicroCap	Opportunity
	Fund	Fund	Fund	Fund
Assets
Investments in securities:
At Cost	$ 28,733,297	$ 107,880,300	$22,343,536	$13,900,930
At Fair Value	$ 27,522,387	$ 106,494,630	$17,679,932	$13,825,259

Investments in Affiliated Securities:
At Cost	$ -	$ 2,123,237	$ 392,934	$ 1,063,980
At Fair Value	$ -	$ 1,779,109	$ 318,172	$ 750,415

Cash	-	-	500	-
Dividends and interest receivable	90,323	246,678	14,865	30,331
Receivable for investments sold	500,109	-	102,290	124,888
Shareholder subscription receivable	205,373	121,902	145,979	129
Prepaid expenses	13,108	25,365	11,804	10,676
Total assets	28,331,300	108,667,684	18,273,542	14,741,698

Liabilities
Payable for investments purchased	209,096	676,917	-	264,880
Shareholder redemptions payable	-	284,607	65,170	7,843
Payable to advisor	6,583	88,095	17,017	13,217
Administration fees payable	2,466	9,499	1,702	1,322
Shareholder servicing fees payable	241	723	168	131
Trustee fees payable	1,415	4,600	1,172	1,045
Accrued expenses	23,179	28,829	24,148	22,424
Total liabilities	242,980	1,093,270	109,377	310,862

Net Assets:	$ 28,088,320	$ 107,574,414	$18,164,165	$14,430,836
(unlimited number of shares authorized, no par value)

Net Assets consist of:
Paid in capital	29,578,346	112,389,748	22,621,776	14,811,214
Accumulated Deficit	(1,490,026)	(4,815,334)	(4,457,611)	(380,378)

Net Assets	$ 28,088,320	$ 107,574,414	$18,164,165	$14,430,836

Class I:
Net assets applicable to Class I shares	$ 28,088,320	$ 81,000,942	$18,164,165	$14,430,836

Shares outstanding (unlimited number of shares	3,784,537	6,430,885	1,901,664	2,400,097
authorized, no par value)

Net asset value, offering price, and	$ 7.42	$ 12.60	$ 9.55	$ 6.01
redemption price per share

Minimum Redemption Price Per Share (a) (NAV * 98%)	$ 7.27	$ 12.35	$ 9.36	$ 5.89

Class S:
Net assets applicable to Class S shares		$ 26,573,472

Shares outstanding (unlimited number of shares		2,065,719
authorized, no par value)

Net asset value, offering price, and		$ 12.86
redemption price per share

FINANCIAL REVIEW

STATEMENTS OF ASSETS & LIABILITIES – As of December 31, 2018

Minimum Redemption Price Per Share (a) (NAV * 98%)	$ 12.60

(a) The Funds will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See accompanying notes which are an integral part of the financial statements.

FINANCIAL REVIEW

STATEMENTS OF OPERATIONS – For the year ended December 31, 2018

				Ancora
	Ancora	Ancora/Thelen	Ancora	Special
	Income	Small-Mid Cap	MicroCap	Opportunity
	Fund	Fund	Fund	Fund
Investment Income
Dividend income (Net of foreign taxes withheld $0, $0, $0, and $608, respectively)	$ 1,476,282	$ 1,300,155	$ 179,352	$ 323,323
Dividend income from Affiliates	-	56,318	-	20,700
Interest income	62,273	88,386	30,967	29,162
Total Income	1,538,555	1,444,859	210,319	373,185

Expenses
Investment advisor fee	303,990	1,132,872	236,459	171,120
Shareholder servicing account expenses
Class I	3,040	9,379	2,365	1,711
Fund accounting expenses	30,556	51,207	23,422	21,842
Transfer agent expenses	8,550	8,525	8,550	8,601
Legal expenses	31,935	32,651	31,036	31,887
Administration expenses	30,399	113,287	23,646	17,112
Insurance expenses	6,167	6,501	6,501	6,501
Custodian expenses	7,052	17,822	6,866	5,514
Auditing expenses	13,297	11,866	11,778	11,777
Printing expenses	3,996	1,674	1,303	1,194
Trustees expenses	5,065	16,450	3,922	3,246
Miscellaneous expenses	2,116	4,903	2,749	2,395
Registration expenses	7,275	33,072	7,259	1,994
Total Expenses	453,438	1,440,209	365,856	284,894
Waived Fees	(62,811)	(52,345)	-	-
Net Expenses	390,627	1,387,864	365,856	284,894

Net Investment Income (Loss)	1,147,928	56,995	(155,537)	88,291

Net Realized & Unrealized Gains (Loss)
Net realized gain (loss) on unaffiliated investment securities	(93,378)	3,920,193	1,931,711	1,291,709
Net realized gain on affiliated investment securities	-	(135,100)	-	-
Capital gain distributions from investment companies	-	-	-	82,921
Net Change in unrealized depreciation on unaffiliated investment securities	(2,133,643)	(20,348,938)	(7,388,990)	(2,931,641)
Net Change in unrealized appreciation on affiliated investment securities	-	(677,676)	(73,339)	(308,863)
Net realized and unrealized loss on investment securities	(2,227,021)	(17,241,521)	(5,530,618)	(1,865,874)
Net decrease in net assets resulting from operations	$(1,079,093)	$ (17,184,526)	$(5,686,155)	$(1,777,583)

See accompanying notes which are an integral part of the financial statements.

FINANCIAL REVIEW

STATEMENTS OF CHANGES IN NET ASSETS

	Ancora Income Fund

	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
Increase (decrease) in Net Assets from Operations
Net investment income	$ 1,147,928	$ 1,266,732
Net realized gain (loss) on unaffiliated investment securities	(93,378)	284,065
Capital gain distributions from investment companies	-	7,727
Change in net unrealized appreciation (depreciation) on unaffiliated investment securities	(2,133,643)	745,678
Net increase (decrease) in net assets resulting from operations	(1,079,093)	2,304,202

Distributions
From distribution to shareholders - Class C	-	(80,197)(d)
From distribution to shareholders - Class I	(1,237,773)	(1,448,234)(b)
From return of capital - Class C	-	(114,942)
From return of capital - Class I	(691,071)	(446,633)
Total distributions	(1,928,844)	(2,090,006)

Capital Share Transactions - Class C
Proceeds from sale of shares	-	1,270,473
Shares issued in reinvestment of dividends	-	65,736
Shares redeemed	-	(13,901,071)(a)
	-	(12,564,862)
Capital Share Transactions - Class I
Proceeds from sale of shares	6,168,693	20,651,918(a)
Shares issued in reinvestment of dividends	1,345,253	1,157,868
Redemption fees	586	-
Shares redeemed	(9,584,008)	(8,451,115)
	(2,069,476)	13,358,671

Net increase (decrease) in net assets resulting from capital share transactions	(2,069,476)	793,809

Total increase (decrease) in net assets	(5,077,413)	1,008,005

Net Assets
Beginning of year	$ 33,165,733	$ 32,157,728
End of year	$ 28,088,320	$ 33,165,733(c)

Capital Share Transactions - C Shares
Shares sold	-	155,717
Shares issued in reinvestment of distributions	-	8,079
Shares repurchased	-	(1,696,226)(a)
Net decrease from capital share transactions	-	(1,532,430)

Capital Share Transactions - I Shares
Shares sold	793,051	2,484,102(a)
Shares issued in reinvestment of distributions	172,386	140,211
Shares repurchased	(1,229,982)	(1,020,506)
Net increase (decrease) from capital share transactions	(264,545)	1,603,807

(a) For period January 1, 2017 through June 28, 2017. Class C merged into Class I on June 28, 2017.  The amount of $11,249,911 and 1,371,459 shares were exchanged from Class C to Class I for 1,349,881 shares.

(b) For the prior year ended December 31, 2017, total distributions consisted of long term capital gains of $261,699 and net investment income of $1,186,535.

(c) As of December 31, 2017, Accumulated Undistributed Net Investment Income was $0.

(d) For the prior year ended December 31, 2017, total distributions consisted of net investment income of $80,197.

See accompanying notes which are an integral part of the financial statements.

FINANCIAL REVIEW

STATEMENTS OF CHANGES IN NET ASSETS

	Ancora/Thelen Small-Mid Cap Fund

	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
Increase (decrease) in Net Assets from Operations
Net investment income	$ 56,995	$ 391,718
Net realized gain on unaffiliated investment securities	3,920,193	6,241,479
Net realized gain on affiliated investment securities	(135,100)	-
Capital gain distributions from investment companies	-	28,147
Change in net unrealized appreciation (depreciation) on unaffiliated investment securities	(20,348,938)	7,220,022
Change in net unrealized appreciation (depreciation) on affiliated investment securities	(677,676)	-
Net increase (decrease) in net assets resulting from operations	(17,184,526)	13,881,366

Distributions
From distribution to shareholders - Class I	(5,777,272)	(5,918,470)(b)
From distribution to shareholders - Class S	(1,713,730)	(634,984)(c)
Total distributions	(7,491,002)	(6,553,454)

Capital Share Transactions - Class C
Proceeds from sale of shares	-	933
Shares issued in reinvestment of dividends	-	-
Shares redeemed	-	(968,954)(a)
	-	(968,021)
Capital Share Transactions - Class I
Proceeds from sale of shares	22,607,328	17,959,260(a)
Shares issued in reinvestment of dividends	5,486,127	4,559,822
Redemption fees	4,268	-
Shares redeemed	(13,225,439)	(6,404,581)
	14,872,284	16,114,501
Capital Share Transactions - Class S
Proceeds from sale of shares	25,667,333	426,083
Shares issued in reinvestment of dividends	1,603,271	634,984
Shares redeemed	(3,046,628)	(271,506)
	24,223,976	789,561
Net increase in net assets resulting
from capital share transactions	39,096,260	15,936,041

Total increase in net assets	14,420,732	23,263,953

Net Assets
Beginning of year	$ 93,153,682	$ 69,889,729
End of year	$ 107,574,414	$ 93,153,682(d)

Capital Share Transactions - C Shares
Shares sold	-	66
Shares issued in reinvestment of distributions	-	-
Shares repurchased	-	(67,983)(a)
Net decrease from capital share transactions	-	(67,917)

Capital Share Transactions - I Shares
Shares sold	1,419,391	1,156,537(a)
Shares issued in reinvestment of distributions	444,221	291,549
Shares repurchased	(852,786)	(421,259)
Net increase from capital share transactions	1,010,826	1,026,827

See accompanying notes which are an integral part of the financial statements.

FINANCIAL REVIEW

STATEMENTS OF CHANGES IN NET ASSETS

(CONTINUED)	Ancora/Thelen Small-Mid Cap Fund

	Year Ended	Year Ended
	December 31, 2018	December 31, 2017

Capital Share Transactions - S Shares
Shares sold	1,594,039	26,717
Shares issued in reinvestment of distributions	127,142	39,861
Shares repurchased	(213,607)	(17,000)
Net increase from capital share transactions	1,507,574	49,578

(a) For period January 1, 2017 through June 28, 2017. Class C merged into Class I on June 28, 2017.    The amount of $901,741 and 63,265 shares were exchanged from Class C to Class I for 61,655 shares.

(b) For the prior year ended December 31, 2017, total distributions consisted of net investment income of $234,056, short term capital gains of $1,075,424 and long term capital gains of $4,608,990.

(c) For the prior year ended December 31, 2017, total distributions consisted of net investment income of $51,998, short term capital gains of $110,294 and long term capital gains of $472,692.

(d) As of December 31, 2017, Accumulated Undistributed Net Investment Income was $105,664.

See accompanying notes which are an integral part of the financial statements.

FINANCIAL REVIEW

STATEMENTS OF CHANGES IN NET ASSETS

	Ancora MicroCap Fund

	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
Increase (decrease) in Net Assets from Operations
Net investment loss	$ (155,537)	$ (199,547)
Net realized gain on unaffiliated investment securities	1,931,711	2,270,279
Net realized gain from in-kind redemptions	-	15,909
Net realized gain on affiliated investment securities	-	(7,160)
Change in net unrealized appreciation (depreciation) on unaffiliated investment securities	(7,388,990)	1,154,576
Change in net unrealized appreciation on affiliated investment securities	(73,339)	2,859
Net increase (decrease) in net assets resulting from operations	(5,686,155)	3,236,916

Distributions
From distributions to shareholders - Class I	(2,207,399)	(1,591,867)(b)
Total distributions	(2,207,399)	(1,591,867)

Capital Share Transactions - Class C
Proceeds from sale of shares	-	25,933
Shares issued in reinvestment of dividends	-	-
Shares redeemed	-	(1,027,651)(a)
	-	(1,001,718)
Capital Share Transactions - Class I
Proceeds from sale of shares	6,988,977	5,398,175(a)
Shares issued in reinvestment of dividends	2,163,870	1,572,847
Redemption fees	1,093	-
Shares redeemed	(5,118,775)	(2,755,750)
	4,035,165	4,215,272
Net increase in net assets resulting
from capital share transactions	4,035,165	3,213,554

Total increase (decrease) in net assets	(3,858,389)	4,858,603

Net Assets
Beginning of year	$ 22,022,554	$ 17,163,951
End of year	$ 18,164,165	$ 22,022,554(c)

Capital Share Transactions - C Shares
Shares sold	-	2,107
Shares issued in reinvestment of distributions	-	-
Shares repurchased	-	(83,475)(a)
Net decrease from capital share transactions	-	(81,368)

Capital Share Transactions - I Shares
Shares sold	524,408	385,614(a)
Shares issued in reinvestment of distributions	232,424	111,234
Shares repurchased	(418,738)	(192,094)
Net increase from capital share transactions	338,094	304,754

(a) For period January 1, 2017 through June 28, 2017. Class C merged into Class I on June 28, 2017.    The amount of $957,703 and 77,776 shares were exchanged from Class C to Class I for 71,753 shares.

(b) For the prior year ended December 31, 2017, total distributions consisted of long term capital gains of $1,530,515, short term capital gains of $57,397 and net investment income of $3,955.

(c) As of December 31, 2017, Accumulated Undistributed Net Investment Income was $0.

See accompanying notes which are an integral part of the financial statements.

FINANCIAL REVIEW

STATEMENTS OF CHANGES IN NET ASSETS

	Ancora Special Opportunity Fund

	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
Increase (decrease) in Net Assets from Operations
Net investment income (loss)	$ 88,291	$ (56,053)
Net realized gain on unaffiliated investment securities	1,291,709	877,432
Capital gain distributions from investment companies	82,921	124,979
Change in net unrealized appreciation (depreciation) on unaffiliated investment securities	(2,931,641)	1,353,242
Change in net unrealized depreciation on affiliated investment securities	(308,863)	(84,620)
Net increase (decrease) in net assets resulting from operations	(1,777,583)	2,214,980

Distributions
From distribution to shareholders - Class I	(1,496,876)	(1,022,582)(b)
Total distributions	(1,496,876)	(1,022,582)

Capital Share Transactions - Class C
Proceeds from sale of shares	-	135,833
Shares issued in reinvestment of dividends	-	-
Shares redeemed	-	(11,933,359)(a)
	-	(11,797,526)
Capital Share Transactions - Class I
Proceeds from sale of shares	1,667,018	13,351,701(a)
Shares issued in reinvestment of dividends	1,218,227	471,604
Redemption fees	1,032	-
Shares redeemed	(2,291,137)	(1,375,422)
	595,140	12,447,883
Net increase in net assets resulting
from capital share transactions	595,140	650,357

Total increase (decrease) in net assets	(2,679,319)	1,842,755

Net Assets
Beginning of year	$ 17,110,155	$ 15,267,400
End of year	$ 14,430,836	$ 17,110,155(c)

Capital Share Transactions - C Shares
Shares sold	-	20,682
Shares issued in reinvestment of distributions	-	-
Shares repurchased	-	(1,826,112)(a)
Net decrease from capital share transactions	-	(1,805,430)

Capital Share Transactions - I Shares
Shares sold	228,531	1,854,659(a)
Shares issued in reinvestment of distributions	203,717	62,797
Shares repurchased	(316,264)	(183,647)
Net increase from capital share transactions	115,984	1,733,809

(a) For period January 1, 2017 through June 28, 2017. Class C merged into Class I on June 28, 2017.  The amount of $11,628,713 and 1,779,683 shares were exchanged from Class C to Class I for 1,622,087 shares.

(b) For the prior year ended December 31, 2017, total distributions consisted of long term capital gains of $656,696 and short term capital gains of $365,886.

(c) As of December 31, 2017, Accumulated Undistributed Net Investment Income was $0.

See accompanying notes which are an integral part of the financial statements.

FINANCIAL REVIEW

FINANCIAL HIGHLIGHTS FOR A FUND SHARE OUTSTANDING – throughout each year

Ancora Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
CLASS I SHARES (Formerly Class D)	12/31/2018	12/31/2017	12/31/2016	12/31/2015	12/31/2014

Selected Per Share Data
Net asset value, beginning of year	$ 8.19	$ 8.13	$ 8.15	$ 8.44	$ 8.12

Income from investment operations
Net investment income (a)	0.30	0.31	0.33	0.34	0.33
Net realized and unrealized gain (loss)	(0.57)	0.26	0.17	(0.06)	0.60
Total from investment operations	(0.27)	0.57	0.50	0.28	0.93

Less Distributions to shareholders:
From net investment income	(0.32)	(0.32)	(0.31)	(0.35)	(0.52)
From net realized gain	-	(0.07)	(0.04)	(0.08)	(0.03)
From return of capital	(0.18)	(0.12)	(0.17)	(0.14)	(0.06)
Total distributions	(0.50)	(0.51)	(0.52)	(0.57)	(0.61)

Paid in capital from redemption fees	-(e)	-(e)	-(e)	-(e)	-

Net asset value, end of year	$ 7.42	$ 8.19	$ 8.13	$ 8.15	$ 8.44

Total Return (b)	(3.40)%	7.14%	6.21%	3.41%	11.64%

Ratios and Supplemental Data
Net assets, end of year (000)	$ 28,088	$ 33,166	$ 19,880	$ 13,814	$ 11,574
Ratio of expenses to average net assets (c)	1.29%	1.28%	1.28%	1.28%	1.28%
Ratio of expenses to average net assets
before waiver & reimbursement (c)	1.49%	1.41%	1.43%	1.42%	1.46%
Ratio of net investment income (loss) to
average net assets (c) (d)	3.78%	3.76%	4.04%	4.08%	3.88%
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement (c) (d)	3.57%	3.63%	3.90%	3.94%	3.70%
Portfolio turnover rate	56.98%	54.84%	76.34%	88.64%	104.56%

(a) Net investment income (loss) per share is based on average shares outstanding.

(b) Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c) These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.

(d) Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(e) Amount is less than $0.005.

See accompanying notes which are an integral part of the financial statements.

FINANCIAL REVIEW

FINANCIAL HIGHLIGHTS FOR A FUND SHARE OUTSTANDING – throughout each year

Ancora/Thelen Small-Mid Cap Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
CLASS I SHARES	12/31/2018	12/31/2017	12/31/2016	12/31/2015	12/31/2014

Selected Per Share Data
Net asset value, beginning of period	$ 15.55	$ 14.04	$ 12.06	$ 13.43	$ 13.19

Income from investment operations
Net investment income (loss) (a)	0.00(e)	0.07	0.00(e)	0.01	0.14
Net realized and unrealized gain (loss)	(1.99)	2.61	2.00	(1.26)	0.69
Total from investment operations	(1.99)	2.68	2.00	(1.25)	0.83

Less Distributions to shareholders:
From net investment income	(0.03)	(0.05)	(0.02)	(0.01)	(0.14)
From net realized gain	(0.93)	(1.12)	-	(0.11)	(0.45)
From return of capital	-	-	-	-	-
Total distributions	(0.96)	(1.17)	(0.02)	(0.12)	(0.59)

Paid in capital from redemption fees	-(e)	-(e)	-(e)	-(e)	-

Net asset value, end of period	$ 12.60	$ 15.55	$ 14.04	$ 12.06	$ 13.43

Total Return (b)	(12.69)%	19.05%	16.58%	(9.30)%	6.22%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 81,001	$ 84,308	$ 61,691	$ 51,236	$ 54,439
Ratio of expenses to average net assets (c)	1.27%	1.32%	1.32%	1.31%	1.32%
Ratio of expenses to average net assets
before waiver & reimbursement (c)	1.27%	1.32%	1.32%	1.31%	1.32%
Ratio of net investment income (loss) to
average net assets (c) (d)	(0.01)%	0.46%	0.03%	0.09%	1.07%
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement (c) (d)	(0.01)%	0.46%	0.03%	0.09%	1.07%
Portfolio turnover rate	51.97%	60.96%	80.25%	57.12%	63.63%

(a) Net investment income (loss) per share is based on average shares outstanding.

(b) Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c) These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.

(d) Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(e) Amount is less than $0.005.

See accompanying notes which are an integral part of the financial statements.

FINANCIAL REVIEW

FINANCIAL HIGHLIGHTS FOR A FUND SHARE OUTSTANDING – throughout each year

Ancora MicroCap Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
CLASS I SHARES (Formerly Class D)	12/31/2018	12/31/2017	12/31/2016	12/31/2015	12/31/2014

Selected Per Share Data
Net asset value, beginning of year	$ 14.09	$ 12.87	$ 11.20	$ 14.15	$ 13.99

Income from investment operations
Net investment loss (a)	(0.09)	(0.14)	0.03	(0.12)	(0.04)
Net realized and unrealized gain (loss)	(3.10)	2.46	1.85	(1.09)	2.30
Total from investment operations	(3.19)	2.32	1.88	(1.21)	2.26

Less Distributions to shareholders:
From net investment income	-	-(c)	(0.03)	-	-
From net realized gain	(1.35)	(1.10)	(0.18)	(1.74)	(2.10)
Total distributions	(1.35)	(1.10)	(0.21)	(1.74)	(2.10)

Paid in capital from redemption fees	-(c)	-(c)	-(c)	-(c)	-

Net asset value, end of year	$ 9.55	$ 14.09	$ 12.87	$ 11.20	$ 14.15

Total Return (b)	(22.37)%	18.00%	16.73%	(8.61)%	16.21%

Ratios and Supplemental Data
Net assets, end of year (000)	$ 18,164	$ 22,023	$ 16,195	$ 14,665	$ 13,640
Ratio of expenses to average net assets	1.55%	1.60%	1.60%	1.60%	1.60%
Ratio of expenses to average net assets
before waiver & reimbursement	1.55%	1.60%	1.65%	1.60%	1.71%
Ratio of net investment income (loss) to
average net assets	(0.66)%	(0.98)%	0.28%	(0.90)%	(0.25)%
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement	(0.66)%	(0.98)%	0.22%	(0.90)%	(0.36)%
Portfolio turnover rate	31.20%	35.15%(d)	13.60%	26.97%	34.39%

(a) Net investment income (loss) per share is based on average shares outstanding.

(b)  Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c) Amount is less than $0.005.

(d) Excludes the impact of in-kind transactions.

See accompanying notes which are an integral part of the financial statements.

FINANCIAL REVIEW

FINANCIAL HIGHLIGHTS FOR A FUND SHARE OUTSTANDING – throughout each year

Ancora Special Opportunity Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
CLASS I SHARES (Formerly Class D)	12/31/2018	12/31/2017	12/31/2016	12/31/2015	12/31/2014

Selected Per Share Data
Net asset value, beginning of year	$ 7.49	$ 6.94	$ 6.18	$ 6.48	$ 7.06

Income from investment operations
Net investment income (loss) (a)	0.04	(0.03)	(0.01)	0.02	(0.01)
Net realized and unrealized gain (loss)	(0.85)	1.04	1.07	(0.21)	0.54
Total from investment operations	(0.81)	1.01	1.06	(0.19)	0.53

Less Distributions to shareholders:
From net investment income	(0.04)	-	-	-	-
From net realized gain	(0.63)	(0.46)	(0.30)	(0.11)	(1.11)
From return of capital	-	-	-	-	-
Total distributions	(0.67)	(0.46)	(0.30)	(0.11)	(1.11)

Paid in capital from redemption fees	-(e)	-	-	-	-

Net asset value, end of year	$ 6.01	$ 7.49	$ 6.94	$ 6.18	$ 6.48

Total Return (b)	(10.70)%	14.54%	17.19%	(2.89)%	7.33%

Ratios and Supplemental Data
Net assets, end of year (000)	$ 14,431	$ 17,110	$ 3,820	$ 2,930	$ 3,226
Ratio of expenses to average net assets (c)	1.67%	1.64%	1.73%	1.76%	1.77%
Ratio of expenses to average net assets
before waiver & reimbursement (c)	1.67%	1.64%	1.73%	1.76%	1.77%
Ratio of net investment income (loss) to
average net assets (c) (d)	0.52%	(0.43)%	(0.10)%	0.24%	(0.13)%
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement (c) (d)	0.52%	(0.43)%	(0.10)%	0.24%	(0.13)%
Portfolio turnover rate	70.99%	100.67%	141.57%	200.23%	145.11%

(a)  Net investment income (loss) per share is based on average shares outstanding.

(b) Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c) These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.

(d) Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(e) Amount is less than $0.005.

See accompanying notes which are an integral part of the financial statements.

FINANCIAL REVIEW

FINANCIAL HIGHLIGHTS FOR A FUND SHARE OUTSTANDING – throughout each year/period

Ancora/Thelen Small-Mid Cap Fund
	Year Ended	Year Ended	Year Ended	Period Ended
CLASS S SHARES	12/31/2018	12/31/2017	12/31/2016	12/31/2015(g)

Selected Per Share Data
Net asset value, beginning of period	$ 15.85	$ 14.29	$ 12.23	$ 14.00

Income from investment operations
Net investment income (a)	0.05	0.12	0.05	0.01
Net realized and unrealized gain (loss)	(2.06)	2.66	2.03	(1.66)
Total from investment operations	(2.01)	2.78	2.08	(1.65)

Less Distributions to shareholders:
From net investment income	(0.05)	(0.10)	(0.02)	(0.01)
From net realized gain	(0.93)	(1.12)	-	(0.11)
From return of capital	-	-	-	-
Total distributions	(0.98)	(1.22)	(0.02)	(0.12)

Net asset value, end of period	$ 12.86	$ 15.85	$ 14.29	$ 12.23

Total Return (b)	(12.53)%	19.45%	16.97%	(11.77)% (f)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 26,573	$ 8,846	$ 7,267	$ 3,981
Ratio of expenses to average net assets (c)	1.00%	1.00%	0.99%	0.99%(e)
Ratio of expenses to average net assets
before waiver & reimbursement (c)	1.27%	1.31%	1.31%	1.31%(e)
Ratio of net investment income (loss) to
average net assets (c) (d)	0.36%	0.79%	0.34%	0.15% (e)
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement (c) (d)	0.09%	0.48%	0.01%	(0.16)% (e)
Portfolio turnover rate	51.97%	60.96%	80.25%	57.12%(f)

(a) Net investment income (loss) per share is based on average shares outstanding.

(b)  Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c) These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.

(d) Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(e) Annualized

(f) Not Annualized

(g) For period June 19, 2015 (commencement of operations) through December 31, 2015.

See accompanying notes which are an integral part of the financial statements.

FINANCIAL REVIEW

Ancora Trust

Notes to the Financial Statements

December 31, 2018

NOTE 1. ORGANIZATION

Ancora Income Fund (the “Income Fund”), Ancora/Thelen Small-Mid Cap Fund (the “Small-Mid Cap Fund”), Ancora MicroCap Fund (the “MicroCap Fund”), and Ancora Special Opportunity Fund (the “Special Opportunity Fund”), (each, a “Fund” and collectively, the “Funds”) are each a separate series of Ancora Trust (the “Trust”), an Ohio business trust under a Declaration of Trust dated August 20, 2003. The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest representing interests in separate funds of securities, and it permits the Trust to offer separate classes of each such series. The Income Fund’s investment objective is to obtain a high level of income, with a secondary objective of capital appreciation. The Small-Mid Cap Fund’s investment objective is to obtain capital appreciation in the value of its shares. The MicroCap Fund’s investment objective is to obtain capital appreciation in the value of its shares. The Special Opportunity Fund’s investment objective is obtaining a high total return through a combination of income and capital appreciation in the value of its shares.  Each Fund is an “open-end” management investment company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a “diversified” company as defined in the 1940 Act.  The Board of Trustees (the “Board”) of the Trust has authorized that shares of the Funds may be offered in two classes: Class I and Class S. Class S shares are currently offered in the Ancora/Thelen Small-Mid Cap Fund only. Class I and Class S shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class. Class S and Class I shares are offered continuously at net asset value (“NAV”). Class I shares are subject to shareholder service fees. Class I and Class S shares are subject to a contractual limit on total operating expenses. Income and realized/unrealized gains or losses are allocated to each class based on relative net assets. The investment advisor of the Funds is Ancora Advisors LLC (the “Advisor”).

The Funds will deduct a 2% redemption fee from redemption proceeds if shares are purchased and then redeemed within 90 days.  For the year ended December 31, 2018, the Income Fund – Class I collected $586 in redemption fees.  For the year ended December 31, 2018, the Small-Mid Cap Fund – Class I collected $4,269 in redemption fees.  For the year ended December 31, 2018, the Microcap Fund – Class I collected $1,093 in redemption fees. For the year ended December 31, 2018, the Opportunity Fund – Class I collected $1,032 in redemption fees.   For the year ended December 31, 2018, the Small-Mid Cap Fund Class S did not collect any redemption fees.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the U.S. (“GAAP”).

FINANCIAL REVIEW

Ancora Trust

Notes to the Financial Statements (CONTINUED)

December 31, 2018

Security Valuation - All investments in securities are recorded at their estimated fair value, as described in Note 3.

Use Of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year.  Actual results could differ from those estimates.

Federal Income Taxes - The Funds’ policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Funds recognize the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed. Funds identify their major tax jurisdiction as U.S. Federal; however the Funds’ are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of and during the year ended December 31, 2018, the Funds’ did not have a liability for any unrecognized tax benefits. The Funds’ recognize interest and penalty, if any, related to recognized tax benefits or income tax expense on the Statements of Operations. During the year ended December 31, 2018, the Funds’ did not incur any interest or penalties.

Distributions To Shareholders – The Income Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on a monthly basis.  The Special Opportunity Fund, MicroCap Fund, and Small-Mid Cap Fund intend to distribute substantially all of their net investment income, if any, as dividends to their shareholders on at least an annual basis.  Distributions to shareholders are recorded on the ex-dividend date.  All the Funds intend to distribute their net realized long term capital gains and net realized short term capital gains, if any, at least once a year.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused by differences in the timing and recognition of certain components of income, expense, or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate

FINANCIAL REVIEW

Ancora Trust

Notes to the Financial Statements (CONTINUED)

December 31, 2018

characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, the results of operations, or net asset value per share of a fund. The permanent reclassifications were mainly due to return of capital distributions and distribution re-designations.

At December 31, 2018 the following reclassifications were made:

	Accumulated Deficit	Paid in Capital
Income Fund	$ (2,636)	$ 2,636
Small-Mid Cap Fund	$ 5,902	$ (5,902)
MicroCap Fund	$ -	$ -
Special Opportunity Fund	$ -	$ -

Other - The Funds follow industry practice and record security transactions based on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the appropriate country’s rules and tax rates.

The Funds may hold certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

Expenses – Expenses incurred by the Trust that do not relate to a specific Fund of the Trust are allocated to the individual Funds based on each Fund’s relative net assets or other appropriate basis as determined by the Board.

NOTE 3. SECURITIES VALUATIONS

All investments in securities are recorded at their estimated fair value. The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

FINANCIAL REVIEW

Ancora Trust

Notes to the Financial Statements (CONTINUED)

December 31, 2018

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements - A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Money market funds are generally priced at the ending NAV provided by the service agent of the fund. The money market funds will be categorized as Level 1 within the fair value hierarchy.

Equity securities (common stocks including real estate investment trust senior securities, traditional preferred securities, investment companies, and corporate bond trust certificates) - are valued by using market quotations furnished by a pricing service when the Advisor believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair price as determined by the Advisor in good faith, in accordance with guidelines adopted by and subject to review of the Board of Trustees. Manually priced securities held by the Funds (if any) are reviewed by the Board on a quarterly basis. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 within the fair value hierarchy.

Fixed income securities - Fixed income securities are valued by a pricing service when the Advisor believes such prices are accurate and reflect the fair value of such securities. If the Advisor decides that a price provided by the pricing services does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing

FINANCIAL REVIEW

Ancora Trust

Notes to the Financial Statements (CONTINUED)

December 31, 2018

service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as Level 2 within the fair value hierarchy.

The following table summarizes the inputs used to value each Fund’s assets measured at fair value as of December 31, 2018:

Ancora Income Fund Valuation Inputs of Assets *	Level 1	Level 2	Level 3	Total
Investment Companies	$ 10,771,010	$ -	$ -	$ 10,771,010
Corporate Bond Trust Certificates	7,920,585	-	-	7,920,585
Corporate Bonds	-	1,944,928		1,944,928
Traditional Preferred Securities	1,511,320	-	-	1,511,320
REIT Senior Securities	3,991,560	-	-	3,991,560
Money Market Funds	1,382,984	-	-	1,382,984
Total	$ 25,577,459	$ 1,944,928	$ -	$ 27,522,387

Ancora/Thelen Small-Mid Cap Fund Valuation Inputs of Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$ 102,943,134	$ -	$ -	$ 102,943,134
Money Market Funds	5,330,604	-	-	5,330,604
Total	$ 108,273,738	$ -	$ -	$ 108,273,738

Ancora MicroCap Fund Valuation Inputs of Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$ 17,789,939	$ -	$ -	$ 17,789,939
Money Market Funds	208,165	-	-	208,165
Total	$ 17,998,104	$ -	$ -	$ 17,998,104

Ancora Special Opportunity Fund Valuation Inputs of Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$ 10,367,885	$ -	$ -	$ 10,367,885
Traditional Preferred Securities	538,819	-	-	538,819
Investment Companies	2,901,011	-	-	2,901,011
Money Market Funds	767,960	-	-	767,960
Total	$ 14,575,675	$ -	$ -	$ 14,575,675

* The Funds did not hold any Level 3 assets during the year ended December 31, 2018. For more detail on the investments in securities please refer to the Schedules of Investments. The Funds did not hold any derivative investments at any time during the year ended December 31, 2018. There were no transfers into and out of Levels 1 and 2 during the current period. It is the Funds' policy to recognize transfers into and out of Levels at the end of the reporting period.

FINANCIAL REVIEW

Ancora Trust

Notes to the Financial Statements (CONTINUED)

December 31, 2018

The following table sets forth a summary of the changes in the fair value of each Fund’s investments in affiliated issuers for the year ended December 31, 2018:

Ancora/Thelen Small-Mid Cap Fund

TESSCO Technologies, Inc.
Balance Beginning at December 31, 2017	$ 1,113,449
Net Realized Gain on Sale of Investments	57,189
Net Change in Unrealized Depreciation on Investments Held at Period End	(536,295)
Net Purchases	516,776
Net Sales	(214,663)
Balance End at December 31, 2018	$ 936,456
Dividend Income	$ 56,318

J. Alexander’s Holdings, Inc.
Balance Beginning at December 31, 2017	$ 1,123,968
Net Realized Loss on Sale of Investments	(30,203)
Net Change in Unrealized Depreciation on Investments Held at Period End	(141,382)
Net Purchases	140,706
Net Sales	(250,436)
Balance End at December 31, 2018	$ 842,653
Dividend Income	$ -

Hill International, Inc.
Balance Beginning at December 31, 2017	$ -
Net Realized Loss on Sale of Investments	(162,086)
Net Change in Unrealized Appreciation on Investments Held at Period End	-
Net Purchases	508,782
Net Sales	(346,696)
Balance End at December 31, 2018	$ -
Dividend Income	$ -

Ancora MicroCap Fund

Mace Security International, Inc.
Balance Beginning at December 31, 2017	$ 55,069
Net Realized Gain/(Loss) on Sale of Investments	-
Net Change in Unrealized Depreciation on Investments Held at Period End	(14,726)
Net Purchases	-
Net Sales	-
Balance End at December 31, 2018	$ 40,343
Dividend Income	$ -

FINANCIAL REVIEW

Ancora Trust

Notes to the Financial Statements (CONTINUED)

December 31, 2018

Coffee Holding Company, Inc.
Balance Beginning at December 31, 2017	$ 294,400
Net Realized Gain/(Loss) on Sale of Investments	-
Net Change in Unrealized Depreciation on Investments Held at Period End	(58,613)
Net Purchases	42,042
Net Sales	-
Balance End at December 31, 2018	$ 277,829
Dividend Income	$ -

Ancora Special Opportunity Fund

Mace Security International, Inc.
Balance Beginning at December 31, 2017	$ 955,500
Net Realized Gain/(Loss) on Sale of Investments	-
Net Change in Unrealized Depreciation on Investments Held at Period End	(255,500)
Net Purchases	-
Net Sales	-
Balance End at December 31, 2018	$ 700,000
Dividend Income	$ -

Alithya Group, Inc. (Previously Edgewater Technology, Inc.)
Balance Beginning at December 31, 2017	$ 74,880
Net Realized Gain/(Loss) on Sale of Investments	-
Net Change in Unrealized Depreciation on Investments Held at Period End	(53,363)
Net Purchases	28,898
Net Sales	-
Balance End at December 31, 2018	$ 50,415
Dividend Income	$ 20,700

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust retains Ancora Advisors LLC to manage the Funds’ investments.  The Ancora Group, Inc. is the parent company of the Advisor. Ancora Holdings Inc. is the parent company to The Ancora Group, Inc. Under the terms of the Investment Advisory Agreement, (the “Agreement”), the Advisor manages the Funds’ investments in accordance with the stated policies of the Funds, subject to approval of the Board.  The Advisor makes investment decisions for each Fund and places the purchase and sale orders for portfolio transactions.  As compensation for management services, the Income Fund, Small-Mid Cap Fund, MicroCap Fund and Special Opportunity Fund are obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of each Fund.  For the year ended December 31, 2018, the Advisor earned fees of $303,990 from the Income Fund, $1,132,872 from the Small-Mid Cap Fund, $236,459 from the MicroCap Fund, and $171,120 from the Special Opportunity Fund.  At December 31, 2018, payables to the Advisor were $6,583, $88,095, $17,017, and $13,217 for the Income Fund, Small-Mid Cap Fund, MicroCap Fund, and Special Opportunity Fund, respectively.

FINANCIAL REVIEW

Ancora Trust

Notes to the Financial Statements (CONTINUED)

December 31, 2018

The Advisor has contractually agreed to waive management fees in order to limit total annual operating expenses (excluding dividend expenses relating to short sales, interest, taxes, brokerage commissions and the cost of acquired fund fees and expenses) for the Income Fund to 1.285% for Class I shares until April 30, 2019, but can be terminated by a vote of the Board if they deem the termination to be beneficial to the Fund shareholders. For the year ended December 31, 2018, the Advisor waived management fees of $62,811 for the Income Fund Class I shares. The Advisor has contractually agreed to waive management fees, to the extent of management fees, in order to limit total annual operating expenses for the Small-Mid Cap Fund to 1.39% for Class I shares and 1.00% for Class S shares until April 30, 2019, but can be terminated by a vote of the Board if they deem the termination to be beneficial to the Fund shareholders. For the year ended December 31, 2018, the Advisor waived management fees of $52,345 for the Small-Mid Cap Fund Class S shares. The Advisor has contractually agreed to waive management fees, to the extent of management fees, in order to limit total annual operating expenses for the MicroCap Fund to 1.60% for Class I shares until April 30, 2019, but can be terminated by a vote of the Board if they deem the termination to be beneficial to the Fund shareholders. For the year ended December 31, 2018, the Adviser did not waive fees for the MicroCap Fund Class I shares. The Advisor is entitled to recover such waived amounts within the same fiscal year in which the Advisor reduced its fee. The Special Opportunity Fund Class I does not have an expense waiver agreement. No recoupment will occur except to the extent that the Funds’ expenses, together with the amount recovered, do not exceed the applicable expense limitation within the same fiscal year.

The Funds have entered into an Administration Agreement with The Ancora Group, Inc., an affiliate of the advisor. Pursuant to the Administration Agreement, each of the Funds will pay an administration fee equal to 0.10% of average net assets of each Fund monthly.  Under the Administration Agreement, The Ancora Group, Inc. will assist in maintaining office facilities, furnish clerical services, prepare and file documents with the Securities and Exchange Commission, coordinate the filing of tax returns, assist with the preparation of the Funds’ Annual and Semi-Annual Reports to shareholders, monitor the Funds’ expense accruals and pay all expenses, monitor the Funds’ sub-chapter M status, maintain the Funds’ fidelity bond, monitor each Funds’ compliance with such Funds’ policies and limitations as set forth in the Prospectus and Statement of Additional Information and generally assist in the Funds’ operations.  For the year ended December 31, 2018, The Ancora Group, Inc. earned $30,399 from the Income Fund, $113,287 from the Small-Mid Cap Fund, $23,646 from the MicroCap Fund, and $17,112 from the Special Opportunity Fund.  As of December 31, 2018, The Ancora Group, Inc. was owed $2,466, $9,499, $1,702, and $1,322 by the Income Fund, Small-Mid Cap Fund, MicroCap Fund, and Special Opportunity Fund, respectively, for administrative services.

The Trust retained Arbor Court Capital LLC (the “Distributor”), to act as the principal distributor of its shares.  The Distributor charges $8,000 per year for its services which is paid by the Advisor. Arbor Court is an affiliated entity to the Trust’s transfer agent and fund accountant. Pursuant to the Shareholder Services Agreement with The Ancora Group, Inc., each of the Funds will pay a shareholder service fee equal to 0.01% of average net assets of the Class I Shares.

FINANCIAL REVIEW

Ancora Trust

Notes to the Financial Statements (CONTINUED)

December 31, 2018

Certain officers of the Trust are also officers or employees of the Advisor or its affiliates. They receive no fee for serving as officers of the Trust.

NOTE 5. INVESTMENTS

For the year ended December 31, 2018, purchases and sales of investment securities, other than short-term investments, in-kind purchases and sales, and short-term U.S. Government obligations were as follows:

	Income Fund	Small-Mid Cap Fund	MicroCap Fund	Special Opportunity Fund
Purchases
U.S. Government Obligations	$ -	$ -	$ -	$ -
Other	$ 16,660,101	$ 86,335,133	$ 10,492,800	$ 11,426,108

Sales
U.S. Government Obligations	$ -	$ -	$ -	$ -
Other	$ 19,408,821	$ 55,236,672	$ 6,577,420	$ 10,709,185

At December 31, 2018, the costs of securities for federal income tax purposes were $28,910,431, $110,846,475, $22,736,470, and $15,040,332 for the Income Fund, Small-Mid Cap Fund, MicroCap Fund, and Special Opportunity Fund, respectively.

As of December 31, 2018, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	Income Fund	Small-Mid Cap Fund	MicroCap Fund	Special Opportunity Fund
Gross Appreciation	$ 265,282	$ 9,979,468	$ 1,390,223	$ 1,796,037
Gross (Depreciation)	(1,653,326)	(12,552,204)	(6,128,589)	(2,260,695)
Net Appreciation (Depreciation) on Investments	$(1,388,044)	$ (2,572,736)	$(4,738,366)	$ (464,658)

The difference between book and tax unrealized is mainly attributable to the tax deferral of wash sales.

NOTE 6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during year ended December 31, 2018 is as follows:

	Income Fund	Small-Mid Cap Fund	MicroCap Fund	Special Opportunity Fund
Ordinary income	$ 1,185,166	$ 502,299	$ -	$ 187,690
Short-term capital gain	-	-	-	-
Long-term capital gain	49,195	6,988,703	2,207,399	1,309,186
Return of capital	694,483	-	-	-
	$ 1,928,844	$ 7,491,002	$ 2,207,399	$ 1,496,876

FINANCIAL REVIEW

Ancora Trust

Notes to the Financial Statements (CONTINUED)

December 31, 2018

The tax character of distributions paid during year ended December 31, 2017 is as follows:

	Income Fund	Small-Mid Cap Fund	MicroCap Fund	Special Opportunity Fund
Ordinary income	$ 1,266,732	$ 1,471,772	$ 61,352	$ 365,886
Long-term capital gain	117,537	5,081,682	1,530,515	656,696
Return of capital	561,575	-	-	-
	$ 1,945,844	$ 6,553,454	$ 1,591,867	$ 1,022,582

Under current law, capital losses and specified gains realized after October 31, and net investment losses realized after December 31, of a fund's fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes.

For the year ended December 31, 2018, the funds elected to defer the following post-October losses:

Post October Loss Deferred
Income Fund	$ 101,982
Small-Mid Cap Fund	$ 2,242,598
MicroCap Fund	$ -
Special Opportunity Fund	$ 43,388

As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:

	Income Fund	Small-Mid Cap Fund	MicroCap Fund	Special Opportunity Fund
Accumulated undistributed ordinary income (loss)	$ -	$ -	$ -	$ -
Accumulated undistributed capital gain (loss)	-	-	280,755	127,668
Late year ordinary and post October capital loss deferrals	(101,982)	(2,242,598)	-	(43,388)
Unrealized appreciation (depreciation)	(1,388,044)	(2,572,736)	(4,738,366)	(464,658)
	$(1,490,026)	$(4,815,334)	$(4,457,611)	$ (380,378)

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2018, National Financial Services, LLC. owned, for the benefit of its customers, the following percentages of the outstanding shares:

Income Fund	73.46%
Small-Mid Cap Fund	49.81%
MicroCap Fund	58.78%
Special Opportunity Fund	66.81%

FINANCIAL REVIEW

Ancora Trust

Notes to the Financial Statements (CONTINUED)

December 31, 2018

As of December 31, 2018, Charles Schwab & Co., Inc. owned, for the benefit of its customers, the following percentages of the outstanding shares:

MicroCap Fund	30.78%
Special Opportunity Fund	32.97%

NOTE 8. SUBSEQUENT EVENTS

A preliminary prospectus effective April 30, 2019 was filed to amongst other matters add a new series of shares of the trust named the Ancora Dividend Value Equity Fund.  This new mutual fund will be offered with Class I and Class S shares.  The investment objective of Ancora Dividend Value Equity Fund is to provide growth of income and long-term capital appreciation. Under normal circumstances, at least 80% of the assets of the Fund will be invested in dividend paying equity securities with attractive dividend growth potential that are selling at discounted valuations at the time of purchase.  The Fund will have an expense cap of 1.00% for Class I shares and 0.75% for Class S shares (excluding Acquired Fund Fees and Expenses and dividend expenses relating to short sales, interest, taxes, and brokerage commissions).

A Special Meeting of the Shareholders has been called for March 21, 2019 primarily to elect incumbent Trustee Frank Defino and four new nominees who are Jennifer Rasmussen, John Micklitsch, Cindy Flynn, and Frank J. Roddy to the Board of Trustees of the Trust effective April 30, 2019.

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated the impact of all subsequent events on the Funds through the issuance date of these financial statements and has noted no such events requiring accounting or disclosure other than those already noted.

NOTE 9.  NEW ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

FINANCIAL REVIEW

Ancora Trust

Notes to the Financial Statements (CONTINUED)

December 31, 2018

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and disclosures.

On October 4, 2018, the SEC amended Regulation S-X to require certain disclosure requirements to conform them to US Generally Accepted Accounting Principles for investment companies. Effective November 4, 2018, the Funds adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Funds’ adoption of those amendments, effective with the financial statements prepared as of December 31, 2018, had no effect on the Funds’ net assets or results of operations.

NOTE 10. OPTIONAL INTERNET AVAILABILITY OF SHAREHOLDER REPORTS

Beginning January 1, 2021, the Funds intend to meet their shareholder report delivery obligations by posting annual and semi-annual shareholder reports to the Funds’ website, www.ancora.net. Shareholders who wish to continue to receive paper copies of a Funds’ annual and semi-annual shareholder reports should contact the Fund at (866) 626-2672.

FINANCIAL REVIEW

Ancora Trust

Additional Information

December 31, 2018

PORTFOLIO HOLDINGS DISCLOSURE POLICY (UNAUDITED)

The Funds’ disclose their portfolio holdings in the following manner:  (i) the funds file complete schedules of portfolio holdings with the Commission for the first and third quarter each year on Form N-Q; (ii) the Funds’ form N-Q are available on the Commission website at http:www.sec.gov and in annual and semi-annual reports to shareholders’ (iii) the Funds’ Form N-Q may be reviewed and copied at the Commission Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; (iv) on the Funds’ internet site www.ancorafunds.com approximately 10 days after the end of each fiscal quarter, which information is current as of the end of such fiscal quarter’ and (v) is available upon request by contacting the Funds in writing or by phone.

PROXY VOTING (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12 month period ended June 30, is available without charge upon request by (1) calling the Funds at (866) 626-2672; and (2) from the Funds’ documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

ADVISORY RENEWAL AGREEMENT (UNAUDITED)

At a Board meeting held on August 28, 2018, the Management Agreement between the Ancora Advisors, LLC (the “Advisor”) and the Funds was renewed for an additional year.

In order to fulfill their fiduciary duties pursuant to Section 15 of the 1940 Act, the Trustees reviewed the Management Agreement between the Trust and the Advisor pursuant to which the Advisor provides investment advisory services to each of the Funds.  The Board was provided a copy of the Management Agreement and a memorandum of counsel to the Trust outlining the duties of the Board with respect to approval of continuation of the Management Agreement.  The Advisor also presented the Board with materials showing management fees paid by comparable funds.

In determining whether to approve the continuation of the Management Agreement, the Board considered the fairness and reasonableness of the terms of the Agreement with respect to each Fund.  The Board considered the factors discussed below, among others.  No single factor determined whether the Board approved the continuation of the Agreement.  Instead, the Board made its decision based on a totality of the circumstances.

Nature, Extent and Quality of Services.  The Board concluded that the Advisor has a high level of expertise in managing assets of the type held by the Funds and that the services that have been provided by the Advisor to the Funds are of high quality.  The Board noted in particular the high quality of the Advisor’s management working on Fund matters.

With respect to Ancora Income Fund, the Board considered that the Fund is actively managed compared to other income funds.  The Board also noted that the Advisor seeks to obtain better results than a typical income fund might expect by diligently seeking out

FINANCIAL REVIEW

Ancora Trust

Additional Information (CONTINUED)

December 31, 2018

convertible securities and closed-end funds that become available at a price lower than their underlying value.  With respect to Ancora/Thelen Small-Mid Cap Fund, Ancora MicroCap Fund and Ancora Special Opportunity Fund, the Board considered that these Funds are actively managed.  With respect to all of the Funds, the Board noted that the Advisor and Portfolio Managers have considerable experience and a very positive reputation and in each case adhere to a well-defined investment strategy.

The Board also noted the benefit to the Funds of the research capabilities and professional expertise of the Ancora organization as a whole.  In addition, the Board noted (i) the Advisor has worked hard to increase assets under management, thus reducing expense ratios, (ii) the closing of several Funds when such Funds were not contributing to shareholder value, (iii) the merging of the Class C Shares into Class I Shares, thus eliminating 12b-1 fees, (iv) the creation of new Class S Shares, designed for institutional investors, with a fee waiver limiting annual operating expenses to 1.00%, and (v) initiative shown to contract with ACA Compliance Group, an outside compliance firm, to assure compliance with laws, regulations and best practices.

Comparisons.  The Board also reviewed information regarding management fees charged by advisers to other smaller funds.  This chart showed that the 1.0% management fee charged to the Funds is equal to or below the fees paid by many other comparably sized funds.  In light of these comparisons, the Board concluded that the terms of the Agreement are fair and reasonable.

The Board also considered the management fee waivers for the Small-Mid Cap Fund, Income Fund and MicroCap Fund.

Investment Performance.  The Board also discussed the investment performance of the Funds for various periods since inception, including the fact that each of the Funds in recent years have been rated by the Wall Street Journal and/or Morningstar as top-performing funds in their categories.  Overall, the Board determined that the performance of the Funds has been satisfactory.

Cost and Profitability.  The Board also considered the profitability of the Agreement to the Advisor.  The Board noted that the Funds are not expected to have substantial assets for some time, and, therefore, it is not anticipated that the Agreement will be unduly profitable to the Advisor.  The Board noted that at this time the Advisor’s compensation is not high relative to the experience of the Advisor and the nature and quality of the services performed by the Advisor.

Economies of Scale.  The Board noted that at this time, the fee structure does not account for the benefit of economies of scale because the Funds have insufficient assets for economies of scale to be realized.  Currently, the fee structure provides for a flat percentage rate.  Once assets under management grow to substantially higher levels, economies of scale may begin to take effect and benefit the Advisor.  At such future time, it may be appropriate for the Board to review the fee structure to determine whether the management fees as a percent of assets under management might be reduced.  The Board noted that any such discussion was premature at this time since assets would have to grow substantially above current levels before economies of scale would be realized for the Advisor.  Again, the management fee waiver discussed above was considered.

FINANCIAL REVIEW

Ancora Trust

Additional Information (CONTINUED)

December 31, 2018

Other Factors.  The Board also noted that the Management Agreement is terminable by either party on 60 days notice.  The Board noted that, under the requirements of the 1940 Act, it would regularly review the terms of the Agreement in light of changing conditions and seek to amend or terminate the Agreement as necessary.

After its consideration of the above, the Board concluded that the terms of the Management Agreement are fair and reasonable and in the best interests of each Fund and its respective shareholders.

Comparisons.  The Board also reviewed information regarding management fees charged by advisers to other smaller funds.  This chart showed that the 1.0% management fee charged to the Funds is equal to or below the fees paid by many other comparably sized funds.  In light of these comparisons, the Board concluded that the terms of the Agreement are fair and reasonable.

The Board also considered the management fee waivers for the Small-Mid Cap Fund, Income Fund and MicroCap Fund.

Investment Performance.  The Board also discussed the investment performance of the Funds for various periods since inception, including the fact that each of the Funds in recent years have been rated by the Wall Street Journal and/or Morningstar as top-performing funds in their categories.  Overall, the Board determined that the performance of the Funds has been satisfactory.

Cost and Profitability.  The Board also considered the profitability of the Agreement to the Advisor.  The Board noted that the Funds are not expected to have substantial assets for some time, and, therefore, it is not anticipated that the Agreement will be unduly profitable to the Advisor.  The Board noted that at this time the Advisor’s compensation is not high relative to the experience of the Advisor and the nature and quality of the services performed by the Advisor.

Economies of Scale.  The Board noted that at this time, the fee structure does not account for the benefit of economies of scale because the Funds have insufficient assets for economies of scale to be realized.  Currently, the fee structure provides for a flat percentage rate.  Once assets under management grow to substantially higher levels, economies of scale may begin to take effect and benefit the Advisor.  At such future time, it may be appropriate for the Board to review the fee structure to determine whether the management fees as a percent of assets under management might be reduced.  The Board noted that any such discussion was premature at this time since assets would have to grow substantially above current levels before economies of scale would be realized for the Advisor.  Again, the management fee waiver discussed above was considered.

Other Factors.  The Board also noted that the Management Agreement is terminable by either party on 60 days notice.  The Board noted that, under the requirements of the 1940 Act, it would regularly review the terms of the Agreement in light of changing conditions and seek to amend or terminate the Agreement as necessary.

FINANCIAL REVIEW

Ancora Trust

Additional Information (CONTINUED)

December 31, 2018

After its consideration of the above, the Board concluded that the terms of the Management Agreement are fair and reasonable and in the best interests of each Fund and its respective shareholders.

FINANCIAL REVIEW

Ancora Trust

Additional Information (CONTINUED)

December 31, 2018

ABOUT YOUR FUND'S EXPENSES - (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; (12b-1) distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Ancora Income Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2018	December 31, 2018	July 1, 2018 to December 31, 2018
Actual
Class I	$1,000.00	$971.14	$6.38
Hypothetical (5% Annual Return before expenses)
Class I	$1,000.00	$1,018.73	$6.54
*Expenses are equal to the Fund’s annualized expense ratio of 1.285%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

FINANCIAL REVIEW

Ancora Trust

Additional Information (CONTINUED)

December 31, 2018

ABOUT YOUR FUND'S EXPENSES - (UNAUDITED) (CONTINUED)

Ancora/Thelen Small Mid-Cap Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2018	December 31, 2018	July 1, 2018 to December 31, 2018
Actual
Class I	$1,000.00	$837.57	$5.93
Class S	$1,000.00	$838.18	$4.63
Hypothetical (5% Annual Return before expenses)
Class I	$1,000.00	$1,018.75	$6.51
Class S	$1,000.00	$1,020.16	$5.09
* Expenses are equal to the Fund’s annualized expense ratio of 1.28% and 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Ancora MicroCap Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2018	December 31, 2018	July 1, 2018 to December 31, 2018
Actual
Class I	$1,000.00	$731.15	$6.98
Hypothetical (5% Annual Return before expenses)
Class I	$1,000.00	$1,017.14	$8.13
* Expenses are equal to the Fund’s annualized expense ratio of 1.60%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Ancora Special Opportunity Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
Fund	July 1, 2018	December 31, 2018	July 1, 2018 to December 31, 2018
Actual
Class I	$1,000.00	$855.28	$8.37
Hypothetical (5% Annual Return before expenses)
Class I	$1,000.00	$1,016.18	$9.10
* Expenses are equal to the Fund’s annualized expense ratio of 1.79%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

TRUSTEES & OFFICERS (UNAUDITED)

The Board of Trustees is responsible for managing the Funds’ business affairs and for exercising each Fund’s powers except those reserved for the shareholders. The day-to-day operations of the Funds are conducted by its officers. The following table provides biographical information with respect to each current Trustee and officer of the Funds.

Name, Address and Age	Position(s) Held with the Fund	Term of Office (1) and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships
Independent Trustees:
Raj Aggarwal 7380 Sherman Road Cleveland, OH 44026	Trustee	Since November 15, 2003	Visiting Research Scholar at Federal Reserve Bank of Cleveland, 2013-2016. Emeritus Frank C. Sullivan Professor of International Business and Finance at University of Akron from 2006 to 2013 and the former dean of the College of Business Administration. Firestone Chair and Professor of Finance at Kent State University from 1999 to 2006; Mellen Chair in and Professor of Finance at John Carroll University from 1987 to 1999.	4	None.
71

Donald Lerner	Trustee	Since	Consultant to the marking device industry and private investor. Owner of Ace Rubber Company (marking devices) until 1999.	4	None.
200 North Folk Dr., Bentleyville, OH 44022 83		November 15, 2003

Anne Peterson Ogan 115 West Juniper Lane, Moreland Hills, OH 44022,	Trustee Acting Chairperson	Since November 15, 2003	President of The Proper Analysis Corp. (a registered Investment Adviser) from 1993 to the present.	4	None.
71		Since November 14, 2016

Frank DeFino	Trustee	Since June 2014	President and owner of AJD Holding Co. (private equity firm) from 1976 to the present.	4	None.
2181 Enterprise Parkway Twinsburg, OH 44087 64
Officers:
Joseph M. Spidalieri 6060 Parkland Boulevard, Suite 200 Cleveland, Ohio 44124 40	Chief Compliance Officer	Since March 1, 2011	Chief Operating Officer of Ancora Holdings Inc. since 2017; Chief Operating Officer of Ancora Advisors LLC since 2017; Chief Compliance Officer of Ancora Advisors LLC until 2017; Chief Compliance Officer of The Ancora Group Inc. since 2011; Chief Compliance Officer of Ancora Holdings Inc. since 2015; Director of Compliance of Ancora Securities, Inc. and Ancora Capital Inc. from 2011 to 2012	4	None.
Bradley A. Zucker 6060 Parkland Boulevard, Suite 200 Cleveland, Ohio 44124 45	President & Treasurer Secretary	Since December 4, 2017 Since November 15, 2003	Chief Financial Officer of Ancora Advisors LLC since 2003; Chief Financial Officer of The Ancora Group Inc. since 2010; Chief Financial Officer of Ancora Holdings Inc. since 2015; Chief Financial Officer and Director of Ancora Securities, Inc. from 2001 to 2012; Chief Financial Officer of Ancora Capital Inc. from 2002 to 2012; member of the Executive Committee for the Ancora entities until 2016	4	None.

(1)   Each trustee holds office for an indefinite term until the earlier of (i) the election of his or her successor or (ii) the date the trustee dies, resigns or is removed.

For the year ended December 31, 2018, each Trustee was paid a fee of $7,150, except Anne Peterson Ogan who was paid $5,400.

PRIVACY POLICY

FACTS	WHAT DOES ANCORA TRUST (“ANCORA”) DO WITH YOUR PERSONAL INFORMATION?
WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information may include, but is not limited to, the following:
• Social security number • Risk tolerance • Income • Transaction history • Assets	• Account Numbers • Wire transfer instructions • Contact Information • Investment Experience • Account Balances

HOW?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Ancora chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Ancora Share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your accounts(s) or respond to court orders and legal investigations.	Yes	No
For our marketing purposes - to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates' everyday business purposes - information about your transactions and experiences	No	We don’t share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call Joseph Spidalieri at (216) 593-5007

PRIVACY POLICY

Page 2 Privacy Policy
Who we are
Ancora Holdings Inc.

Ancora Holdings, Inc. is an employee owned, Cleveland, Ohio based holding company which wholly owns three separate and distinct SEC Registered Investment Advisers, Ancora Advisors, Inc., Ancora Inverness, LLC and Safeguard Securities, Inc. and Inverness Securities LLC, a broker dealer. Ancora Trust is the Trust of the Ancora Mutual Funds.

What we do
How does Ancora protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Ancora collect my personal information?

We collect your personal information, for example, when you

▪

Enter into an investment advisory contract

▪

Seek financial advice

▪

Make deposits or withdrawals from your account

▪

Tell us about your investment or retirement portfolio

▪

Give us your employment history

Why can't I limit all sharing?

Federal law gives you the right to limit only

▪

sharing for affiliates’ everyday business purposes—information about your creditworthiness

▪

affiliates from using your information to market to you

▪

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Ancora does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ▪ Ancora does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Ancora does not jointly market.

TRUSTEES

Anne Peterson Ogan, Acting Chairperson

Raj Aggarwal

Donald Lerner

Frank DeFino

OFFICERS

Bradley Zucker, President, Treasurer, & Secretary

Joseph Spidalieri, Chief Compliance Officer

INVESTMENT ADVISOR

Ancora Advisors LLC

6060 Parkland Boulevard, Suite 200
Cleveland, Ohio 44124

DISTRIBUTOR

Arbor Court Capital LLC

8000 Town Center Drive, Suite 400

Broadview Heights, Ohio  44147

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, Ohio 44115

LEGAL COUNSEL

McDonald Hopkins LLC

2100 Bank One Center

600 Superior Avenue E.

Cleveland, Ohio  44114

CUSTODIAN

U.S. Bank N.A.

425 Walnut Street

Cincinnati, Ohio  45202

TRANSFER AGENT

AND FUND ACCOUNTANT

Mutual Shareholder Services, LLC.

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio  44147

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

The Funds’ Statement of Additional Information includes additional information about the Funds and is available upon request at no charge by calling the Fund.

Distributed by Arbor Court Capital LLC Member FINRA/SIPC

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c)

Amendments:

The Code of Ethics was updated in August 2008 to comply with updated Rule 17j-1.

A copy of registrant's code of ethics will be provided to any person without charge, upon request.  Please send requests to:  Ancora Trust, Attn: Compliance, 2000 Auburn Drive, Suite 420, Cleveland, OH 44122

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The  registrant's  board of trustees has determined that the registrant does not have an  audit  committee  financial  expert.  This is  because  the  experience provided  by the  members  of  the  audit  committee  together  offers  adequate oversight for the registrants level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

Registrant

Ancora Securities

FY 2018

$ 43,000

$ N/A

FY 2017

$ 45,500

$ N/A

(b)

Audit-Related Fees

Registrant

Adviser

FY 2018

$ 1,100

$ N/A

FY 2017

$ 0

$ N/A

Nature of the fees:

Consent estimate.

(c)

Tax Fees

Registrant

Adviser

FY 2018

$ 10,000

$ N/A

FY 2017

$ 10,000

$ N/A

Nature of the fees:

1120-RIC estimate per engagement letter.

(d)

All Other Fees

Registrant

Adviser

FY 2018

$ N/A

$ N/A

FY 2017

$ N/A

$ N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

N/A  %

N/A %

Tax Fees:

N/A  %

N/A %

All Other Fees:

N/A  %

N/A %

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY

2018

$ N/A

$ N/A

FY

2017

$ N/A

$ N/A

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13.  Exhibits

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ancora Trust

By /s/ Bradley Zucker

     Bradley Zucker

     President, Treasurer and Secretary

Date: March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Bradley Zucker

     Bradley Zucker

     President, Treasurer and Secretary

Date: March 8, 2019